Registration Nos. 333-43682

811-08736

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 8

FOR REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 6

THE GUARDIAN SEPARATE ACCOUNT K

(Exact Name of Trust)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on May 1, 2006 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on pursuant to paragraph (a)(i) of Rule 485 (80 days after filing)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 27, 2006.

May 1, 2006

PROSPECTUS FOR PARK AVENUE LIFE –MILLENNIUM SERIES®

Issued by The Guardian Separate Account K

This prospectus describes Park Avenue Life – Millennium Series®, an individual variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection until the policy anniversary nearest the insured’s 100th birthday with a guaranteed minimum death benefit that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.

It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your net premiums and policy account value. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with the NASD and with the states in which they do business. More information about GIS and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this prospectus and other information.

The Park Avenue Life policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your Park Avenue Life policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary, and

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your net premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. These deductions and charges are set forth in the Charges and deductions tables and in the section titled Deductions and charges.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

•	under Option 1, the death benefit will at least equal your policy’s face amount when the insured dies, or

•	under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your policy account value increases and exceeds your policy’s benchmark value shown in your policy. The

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

benchmark value is a measure we use to assess the adequacy of the funding in your policy over time. For an explanation see Appendix A: Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy’s face amount.

You may choose either of these options until the policy anniversary (the anniversary each year of the date your policy was effective) closest to the insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Within certain limits, you can change your policy’s death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. See Premiums.

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you are eligible for and choose the Premium Skip Option you may, after the first policy year and under certain circumstances, “skip” paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.

Choosing the Premium Skip Option or the Automatic Premium Loan Feature can adversely affect the overall value of your policy, but won’t reduce your guaranteed death benefit or cause your policy to lapse. See Could my policy lapse?

Paying premiums

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

2	PROSPECTUS	SUMMARY

Allocation options

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at one time, including the fixed-rate option.

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan Risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your allocation options. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at any one time, including the fixed-rate option.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease.

You will find the investment objectives, policies, risks, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. For a summary of this information see The variable investment options.

The fixed-rate option earns a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. GIAC guarantees your principal and interest under this option. See The fixed-rate option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. Your net premiums and policy account value may be allocated to up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s unloaned cash surrender value. The unloaned cash surrender value is your policy account value minus any surrender charges and policy debt. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable

SUMMARY	PROSPECTUS	3

Surrender and

Withdrawal Risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences.

Tax Risks

While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

investment options and the fixed-rate option, and hold that amount in the Loan Collateral Account to serve as collateral. This loan collateral does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. See Policy loans and Tax considerations for details.

Finally, you may at any time surrender your policy for the net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt, plus any amounts paid as policy premium assessments beyond the next monthly date. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated. A surrender charge applies for 9 policy years after the issue date. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Surrenders and partial withdrawals may have tax consequences.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue Life policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions

4	PROSPECTUS	SUMMARY

generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax considerations.

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $5,000, and the insured must be alive when we receive your request. The new face amount cannot be lower than GIAC’s current minimum face amount.

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy

You may exchange all or a portion of your Park Avenue Life policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the later of the second policy anniversary or the insured’s attained age 70. There may be a credit or a cost to be paid. See Special features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within:

•	10 days after you receive your policy, or

•	45 days after you sign Part 1 of the completed application for your policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy’s Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the policy value options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.

Could your

policy lapse?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the policy. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, duration, face amount and underwriting class — the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you make the required initial or subsequent scheduled premium payments under the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed options.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	When premium is paid	During each of the first 12 policy years, 8% of premiums in a policy year up to one basic scheduled premium and 4% of premiums in that policy year in excess of one basic scheduled premium. After the 12th policy year, 4% of premiums in a policy year up to one basic scheduled premium.[1]	During each of the first 12 policy years, 8% of premiums in a policy year up to one basic scheduled premium and 4% of premiums in that policy year in excess of one basic scheduled premium. After the 12th policy year, 4% of premiums in a policy year up to one basic scheduled premium.[1]
Modality Charge	When premium is paid, if premium is paid more frequently than annually

If premium paid semi-annually: premium is 3.00% more than if paid annually.

If premium paid quarterly: premium is 5.06% more than if premium paid annually.

If premium paid monthly: premium is 3.00% more than if premium paid annually.

If premium paid semi-annually: premium is 3.00% more than if paid annually.

If premium paid quarterly: premium is 5.06% more than if premium paid annually.

If premium paid monthly: premium is 3.00% more than if premium paid annually.

Premium Skip Option	Annually, upon the selection of the Premium Skip Option	An amount equal to the policy premium assessments multiplied by [one minus the applicable premium charge for the current policy year]	An amount equal to the policy premium assessments multiplied by [one minus the applicable premium charge for the current policy year]
Surrender Charge[2]
Minimum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance or within 9 policy years of each increase in face amount	$2.82 per $1,000 of basic sum insured	$2.82 per $1,000 of basic sum insured
Maximum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance or within 9 policy years of each increase in face amount	$55.22 per $1,000 of basic policy face amount	$55.22 per $1,000 of basic policy face amount

6	PROSPECTUS	SUMMARY

TRANSACTION FEES (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Surrender Charge[2] (continued)
Charge for a male, non-smoker, issue age 30, in the preferred plus underwriting class, with a policy. face amount of $300,000 in the first policy year	Upon full surrender or lapse of the policy within the first 9 policy years after issuance or within 9 policy years of each increase in face amount.	$7.34 per $1,000 of basic policy face amount	$7.34 per $1,000 of basic policy face amount
Transfer Charge	Upon transfer	$25 per transfer after the 12th transfer in a policy year.	None
Reinstatement Charge	Upon Reinstatement	All overdue policy premiums with 6% interest compounded annually	All overdue policy premiums with 6% interest compounded annually
[1]	The amount of the basic scheduled premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.13 per $1,000 of face amount and the maximum amount is $173.53 per $1,000 of face amount.
[2]	The surrender charge decreases every year until it reaches 0% by the beginning of the 10th policy year following the initial face amount and each increase in face amount. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount for the initial face amount and each increase in face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office.

SUMMARY	PROSPECTUS	7

The next table describes the fees and expenses that are payable periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Cost of Insurance[2]
Minimum first year charge (non-substandard policy):	Monthly	$0.06 per $1,000 of net amount at risk (NAR) for underwriting class preferred plus or preferred $0.10 per $1,000 NAR for underwriting class standard	$0.03 per $1,000 of NAR
Maximum first year charge (non-substandard policy):	Monthly	$83.33 per $1,000 of NAR	$36.45 per $1,000 of NAR
Charge for a male, non-smoker, issue age 30, in the pre- ferred plus underwriting class, with a policy face amount of $300,000	Monthly	$0.12 per $1,000 of NAR	$0.04 per $1,000 of NAR
Mortality and Expense Risk Charge	Monthly	0.85% of the policy account value in the variable investment options through the 12th policy anniversary; after the 12th policy anniversary, 0.65% of the policy account value in the variable investment options, up to the policy’s account value breakpoint, plus 0.45% on the amount in excess of the policy’s account value breakpoint.[3]	0.60% of the policy account value in the variable investment options through the 12th policy anniversary; after the 12th policy anniversary, 0.40% of the policy account value in the variable investment options up to the policy’s account value breakpoint, plus 0.20% on the amount in excess of the policy’s account value breakpoint.[3]
Policy Charge	Monthly	$7.50	$7.50
Administration Charge[4]
Minimum Charge	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.035 per $1,000 of base policy face amount.	$0.035 per $1,000 of base policy face amount.
Maximum Charge	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.583 per $1,000 of base policy face amount.	$0.583 per $1,000 of base policy face amount.

8	PROSPECTUS	SUMMARY

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Administration Charge[4] (continued)
Charge for a male, non-smoker, issue age 30, in the preferred plus underwriting class, with a policy face amount of $300,000	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.099 per $1,000 of base policy face amount.	$0.099 per $1,000 of base policy face amount.
Interest on Policy Loans	Annually on your policy anniversary	5% annually on all outstanding policy debt until the 20th policy anniversary; after the 20th policy anniversary, 4.5% for all outstanding and new policy loans.	5% annually on all outstanding policy debt until the 20th policy anniversary; after the 20th policy anniversary, 4.5% for all outstanding and new policy loans.
Charges for Optional Policy Benefits[5,6]
Adjustable Renewable Term Rider (ART)
Minimum first year charge	With your scheduled premium payment	$1.00 per $1,000 of ART rider face amount for underwriting class preferred plus or preferred $1.14 per $1,000 of ART rider face amount for underwriting class standard	$0.37 per $1,000 of ART rider face amount
Maximum first year charge	With your scheduled premium payment	$1,250 per $1,000 of ART rider face amount for all underwriting classes	$441.65 per $1,000 of ART rider face amount.
First year charge for a male, non-smoker, issue age 30, in the preferred plus underwriting class, with a policy face amount of $300,000 and ART rider face amount of $350,000	With your scheduled premium payment	$1.48 per $1,000 of ART rider face amount	$0.52 per $1,000 of ART rider face amount
Accidental Death Benefit Rider (ADB)
Minimum first year charge	With your scheduled premium payment	$0.76 per $1,000 of ADB face amount annually	$0.76 per $1,000 of ADB face amount annually
Maximum first year charge	With your scheduled premium payment	$1.34 per $1,000 of ADB face amount annually	$1.34 per $1,000 of ADB face amount annually

SUMMARY	PROSPECTUS	9

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
ADB (continued)
Charge for a male, non-smoker, issue age 30, in the preferred plus underwriting class, with a policy face amount of $300,000	With your scheduled premium payment	$0.78 per $1,000 of ADB face amount annually	$0.78 per $1,000 of ADB face amount annually
Guaranteed Purchase Option Rider (GPO)
Minimum first year charge	With your scheduled premium payment	$0.24 per $1,000 of GPO face amount annually	$0.24 per $1,000 of GPO face amount annually
Maximum first year charge	With your scheduled premium payment	$3.45 per $1,000 of GPO face amount annually	$3.45 per $1,000 of GPO face amount annually
Charge for a male, non-smoker, issue age 30, in the preferred plus underwriting class with a policy face amount of $300,000	With your scheduled premium payment	$0.74 per $1,000 of GPO face amount annually	$0.09 per $1,000 of GPO face amount annually
Waiver of Premium Rider
Minimum charge	With your scheduled premium payment	$0.05 per $1,000 of base policy face amount annually	$0.05 per $1,000 of base policy face amount annually
Maximum charge	With your scheduled premium payment	$3.07 per $1,000 of base policy face amount annually	$3.07 per $1,000 of base policy face amount annually
Charge for a male, issue age 30, in the preferred plus under-writing class, with a policy face amount of $300,000	With your scheduled premium payment	$0.14 per $1,000 of base policy face amount annually	$0.14 per $1,000 of base policy face amount annually
Combined Waiver of Premium Rider[7]
Minimum charge	With your scheduled premium payment	Minimum charge: $0.29 per $1,000 of base policy face amount annually	Minimum charge: $0.29 per $1,000 of base policy face amount annually
Maximum charge	With your scheduled premium payment	Maximum charge: $2.48 per $1,000 of base policy face amount annually	Maximum charge: $2.48 per $1,000 of base policy face amount annually

10	PROSPECTUS	SUMMARY

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Waiver of Term Premium Rider
Minimum charge:	With your scheduled premium payment	Minimum charge: $0.05 per $1,000 of term insurance benefit annually	Minimum charge: $0.05 per $1,000 of term insurance benefit annually
Maximum charge:	With your scheduled premium payment	Maximum charge: $4.05 per $1,000 of term insurance benefit annually	Maximum charge: $4.05 per $1,000 of term insurance benefit annually
Charge for a male, issue age 30, in the preferred plus underwriting class, with a term face amount of $300,000	With your scheduled premium payment	$0.07 per $1,000 of term insurance benefit annually	$0.07 per $1,000 of term insurance benefit annually
[1]	Monthly fees are not deducted after the policy anniversary closest to the insured’s 100th birthday.
[2]	The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount for the initial face amount and each increase in face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
[3]	The “account value breakpoint” is equal to $100,000 less any policy account value allocated to the fixed-rate option available under the policy, but not less than zero.
[4]	The administration charge is based on the insured’s age, sex, and underwriting class for the initial face amount and each increase in face amount. The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.
[5]	There is no charge for the Select security rider, the Exchange of insureds, or the Simplified insurability option rider.
[6]	Charges for the Adjustable renewable term rider, the Accidental death benefit rider, the Guaranteed purchase option rider, Waiver of premium rider, and Waiver of term premium rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
[7]	The charge for the Combined waiver of premium rider varies based on individual characteristics of the insured. It is normally purchased by a parent who is buying a policy on the life of a child, and is only available when the insured is a juvenile. Because the representative insured for this policy is a 30 year old, this rider would not have been available and, therefore, no representative charge is shown.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year ended 2005. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.37%	1.51%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fees and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information.

SUMMARY	PROSPECTUS	11

The Park Avenue policy diagram1

POLICY PREMIUMS	Less	Policy premium assessments:
•	Rider premiums
•	Rating charges
UNSCHEDULED PAYMENTS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return):

Guardian Investor Services LLC

The Guardian Stock Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund

The Guardian VC 500 Index Fund

The Guardian VC Low Duration Bond Fund

The Guardian Small Cap Stock Fund

The Guardian Bond Fund

The Guardian Cash Fund

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

Guardian Baillie Gifford Limited

Baillie Gifford International Growth Fund

Baillie Gifford Emerging Markets Fund

Value Line, Inc.

Value Line Centurion Fund

Value Line Strategic Asset Management Trust	Less	Monthly deductions
Gabelli Funds, LLC	• Policy charge
Gabelli Capital Asset Fund	• Administration charge
Davis Selected Advisors, L.P.	• Guaranteed insurance amount charge
Davis Financial Portfolio	• Charge for the cost of insurance
Davis Real Estate Portfolio	• Mortality and expense risk charge

Davis Value Portfolio

Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Large Cap Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

MFS Investment Management

MFS Emerging Growth Series

MFS Total Return Series

MFS Investors Trust Series

MFS Research Series

MFS New Discovery Series

A I M Advisors, Inc.

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AIM V.I. Utilities Fund

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Mid Cap Portfolio

AllianceBernstein LP

AllianceBernstein Growth & Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Global Technology Portfolio

AllianceBernstein Value Portfolio

FIXED-RATE OPTION	LOAN COLLATERAL ACCOUNT

(plus interest credited)

(plus interest credited)

	Less	Transaction deductions • Surrender charge • Premium skip option deduction
CASH SURRENDER VALUE
	Less	Policy debt
UNLOANED CASH SURRENDER VALUE
	Plus	Policy premium assessments paid beyond next monthly date
NET CASH SURRENDER VALUE

[1]	This diagram excludes the transfer charge which is not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

12	PROSPECTUS	POLICY DIAGRAM

ABOUT THE PARK AVENUE LIFE POLICY

Issuing the policy

A Park Avenue Life insurance policy must have a face amount of at least $100,000.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000 ($125,000 for the pension trust version of the policy). To issue a policy:

•	the insured must be age 80 or under (age 15-80 for the pension trust version of the policy) and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise

ABOUT THE PARK AVENUE LIFE POLICY	PROSPECTUS	13

rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a “contingent” beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or “concurrent” beneficiary who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

14	PROSPECTUS	ABOUT THE PARK AVENUE LIFE POLICY

BENEFITS AND POLICY VALUES

Death benefit

options

You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death,

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if the policy account value increases, the net amount at risk decreases. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death, plus the amount by which the policy account value, as of the monthly date before the insured’s death, exceeds the interpolated benchmark value,

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option, if the policy account value exceeds the benchmark value.

Regardless of which option you choose, after the policy anniversary closest to the insured’s 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the proceeds of the death benefit under either option will be reduced by the amount of your withdrawal.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the policy account value, then divided by the interpolated net single premium per $1,000 for the insured’s attained age, sex, and premium class. The net single premium on any monthly date is determined by interpolation between the net single premiums for the policy anniversaries immediately before and after that monthly date. The net single premium is adjusted to the monthly date immediately before the insured’s death. You will find a table of net single premiums in your policy.

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy’s death benefit will be greater than its face amount if the policy account value exceeds the net single premium on any policy review date. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, the variable insurance amount is reduced by the same amount that the base policy is reduced. If you make a partial withdrawal from your policy, the variable insurance amount will be reduced by the full amount of the partial withdrawal (including any reduction-free amount). See Special features of your policy (Partial withdrawals and Decreasing the face amount). The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

ADJUSTABLE RENEWABLE TERM RIDER

At issue and at policy anniversaries you may choose to add an annual renewable term rider (the “term rider”) if the insured is between ages 20 and 80 (70 in New York).

The rider provides term insurance to supplement the base policy. By adding this rider to a Park Avenue Life policy, you can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance, such as that provided by the base policy, is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If you have a short-term need for more insurance protection, it may be in your interest to supplement a Park Avenue Life policy with this rider. When the need abates, the rider can be terminated without triggering surrender charges.

Where permitted by state law, the term rider provides a level death benefit to age 100 (age 80 in New York). The face amount of your term rider, if any, plus the face amount of your base policy are the two components of your target benefit. The minimum term rider face amount is $50,000; the maximum term rider face amount is four times the base policy face amount.

Premiums for your term rider are equal to the premium rate multiplied by the term insurance benefit. The term insurance benefit is initially set at the term rider face amount. It is reset annually in the following manner.

16	PROSPECTUS	BENEFITS AND POLICY VALUES

On each policy review date, the variable insurance amount is calculated for the coming year. See The variable insurance amount. The term insurance benefit for the coming year is the amount obtained by subtracting the variable insurance amount from the target benefit, but will not exceed the face amount of the term rider.

You should consider several factors in deciding whether to purchase coverage under the base policy or under the term rider.

•	The term rider has no additional surrender charges.

•	The amount of premium charges you will pay may be less if you purchase coverage under the term rider, rather than the base policy, but the cost of the term rider is reflected in policy premium assessments.

•	The term rider does not affect the administration charge or the guaranteed minimum death benefit charge.

You may cancel or reduce the term rider face amount at any time. The minimum reduction is $5,000 unless the reduction is the result of a partial withdrawal. You may not reduce the term rider face amount to an amount less than the minimum of $50,000. If you reduce the face amount of the term rider, we may also need to reduce the term insurance benefit simultaneously, so that it does not exceed the term rider face amount. Your term rider face amount will also be reduced by the amount of any reduction-free partial withdrawal. See Special features of your policy (Decreasing the face amount). If the base policy face amount is reduced, the term rider face amount may need to be reduced to maintain a maximum four to one ratio of term rider face amount to base policy face amount. In addition, any reduction in the base policy face amount or the term rider face amount will reduce the target benefit, which may affect the term insurance benefit in subsequent years.

The term rider can be converted in the first ten policy years to permanent life insurance issued by GIAC or Guardian Life. You will not need to provide evidence of insurability. The permanent life insurance will be issued based on the insured’s attained age at the time of conversion. Should you choose to convert only a part of the term rider, the term rider face amount will be reduced by the amount converted. The remaining term rider face amount must be greater than the minimum term rider face amount.

Coverage under the term rider will affect the calculation of premiums for determining whether your policy is a modified endowment contract.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy, you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we receive the request, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

BENEFITS AND POLICY VALUES	PROSPECTUS	17

We will not approve a change from Option 1 to Option 2 if your policy premiums are being waived under a waiver of premium rider.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer policy account value or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares. We calculate the unit value for each variable investment option at the end of each business day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made; minus

•	any transfer charges; minus

•	any Premium Skip Option deductions.

18	PROSPECTUS	BENEFITS AND POLICY VALUES

Cash surrender

value, unloaned

cash surrender

value and net cash

surrender value

Cash surrender value is the policy account value minus any surrender charges.

There are no surrender charges after your policy has been in effect for 9 policy years. Unloaned cash surrender value is the cash surrender value minus any policy debt. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

Cash surrender value, unloaned cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 9 policy years. Unloaned cash surrender value is the cash surrender value minus any policy debt. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you’ve paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

•	whether your death benefit has increased above the face amount, and if so by how much, if you’ve chosen Option 2

•	if you can skip a premium under the Premium Skip Option

•	if you can make a partial withdrawal, and

•	any change in your basic scheduled premium after the guaranteed premium period has ended.

Your policy’s benchmark value for each policy year is set out in your policy. To calculate your policy’s benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy. See Special terms used in this prospectus for complete description of benchmark value.

Tabular account value

This is the value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	19

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured’s 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The minimum premium payment we will accept under an automatic payment plan is $25. GIAC may accept lower premium amounts in accordance with its current administrative procedures. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to us. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will be returned to the policyowner and not credited to the policy.

Basic scheduled premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year to keep your policy in force. The basic scheduled premium depends on your policy’s face amount, the insured’s age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. Your policy will show your basic scheduled premium.

During the guaranteed premium period, we will not increase your basic scheduled premium. But we will decrease your basic scheduled premium if you reduce your policy’s face amount. The guaranteed premium period starts on the policy date and ends on the policy anniversary closest to the insured’s 75th birthday, or the tenth policy anniversary, whichever is later.

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Guaranteed

premium period

Your basic scheduled premium will not increase during the guaranteed premium period.

On the last policy review date before the guaranteed premium period ends, and on each subsequent policy review date, we review your policy. We will determine if your basic scheduled premium will change for each policy year after the end of the guaranteed premium period. If the policy account value is less than the benchmark value adjusted to the policy review date, then the basic scheduled premium will exceed the basic scheduled premium payable during the guaranteed premium period for your policy’s current face amount. If the policy account value is greater than or equal to the benchmark value adjusted to the policy review date, then the basic scheduled premium will equal the basic scheduled premium payable during the guaranteed premium period for your policy’s current face amount.

The basic scheduled premium payable for a policy year after the guaranteed premium period will never: (i) be less than the basic scheduled premium payable during the guaranteed premium period for your policy’s current face amount, nor (ii) exceed the maximum basic scheduled premium shown in your policy. You can find more detailed information on the recalculation of the basic scheduled premium after the guaranteed premium period ends in the Statement of Additional Information in the section entitled Additional Information About the Policy.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured’s 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices. You must send all policy premiums directly to us.

Unscheduled payments

Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment.

You may not make an unscheduled payment:

•	if your policy premiums are being waived under a waiver of premium rider,

•	while a policy value option is in effect (see Policy value options), or

•	on or after the policy anniversary closest to the insured’s 100th birthday.

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

In the first policy year the maximum that you may contribute in unscheduled payments is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor in the accompanying chart, based on the insured’s age as of the policy date.

From the second to the tenth policy year, the maximum that you may contribute in unscheduled payments each policy year is the lesser of $500,000 or three times the basic scheduled premium payable during the guaranteed premium period for the current face amount of your policy.

We reserve the right to refuse an unscheduled payment if, after the first year of your policy, you have not made an unscheduled payment for three consecutive policy years.

After the tenth year of your policy, the total amount that you may contribute in unscheduled payments each policy year is the least of: i) 1.25 times the largest total of unscheduled payments in any of the three previous policy years, ii) three times your basic scheduled premium during your policy’s guaranteed premium period for your current face amount, or iii) $500,000. If you have purchased, and there is in effect, an adjustable renewable term rider, the total amount that you may contribute in unscheduled payments in a given policy year, without evidence of insurability, will always be at least equal to the total amounts paid in the previous policy year. If you provide us with evidence that the insured meets our insurance requirements, you may be allowed to make additional unscheduled payments during a policy year, to a maximum amount of one basic scheduled premium payable during the guaranteed premium period for your policy’s current face amount.

Regardless of how long your policy has been in force, if the Premium Skip Option is in effect the maximum that you may contribute in unscheduled payments will not be less than the policy premium for that year. There are further restrictions on making unscheduled payments to your policy within 45 days of the date Part 1 of your completed application form was signed, or 15 days after the issue date, whichever is later. See How your premiums are allocated.

Premium Skip Option

After the first policy year, you may “skip” paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. In the policy year that you initially elect this option, your policy must meet all of the following requirements:

•	your policy account value on the later of the policy anniversary or the date the election is processed must exceed your policy’s benchmark value on that date by at least the amount of the annual policy premium

•	your unloaned cash surrender value on the later of the policy anniversary or the date the election is processed must equal or exceed

Unscheduled payments

Insured’s age	Factor
0 to 35	17
36 to 40	16
41 to 45	15
46 to 50	14
51 to 55	13
56 to 60	12
61 to 65	11
66 to 70	10
71	9
72	8
73	7
74	6
75 to 80	5

Premium Skip

Option

After the first policy year, you may “skip” paying your annual policy premium, provided your policy meets certain requirements. (See accompanying text). You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

your policy premium assessments for that policy year multiplied by [1 minus the applicable premium charge for the current policy year]

•	your policy premiums are not being waived under a waiver of premium rider.

In the policy years after the initial election of this option, your policy must meet all of the following requirements on the date that each premium is skipped:

•	your policy account value must exceed your policy’s benchmark value on that date by at least the amount of the annual policy premium

•	your unloaned cash surrender value must equal or exceed your policy premium assessments for that policy year multiplied by [1 minus the applicable premium charge for the current policy year]

•	your policy premiums are not being waived under a waiver of premium rider.

You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-441-6455 during normal business hours. We also provide these values, along with your policy’s benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium within your policy’s grace period. See Grace period. When you receive this notice you have three choices. You may:

•	choose to pay the annual premium due

•	choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our customer service office, or,

•	if eligible, pay your policy premium through the policy’s Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on the policy anniversary when your next annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis (semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to any applicable policy premium assessments multiplied by [1 minus the applicable premium charge for the current policy year]. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

•	we receive your written instructions to cancel the option, or

•	we receive a payment from you that is credited to your account as a policy premium, or

•	we receive your written request to pay premiums periodically instead of annually, or

•	you no longer meet the requirements for exercising the premium skip option because your policy’s unloaned cash surrender value or policy account value is no longer sufficient, or

•	you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.

You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been canceled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

Automatic premium loan

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums. See Policy loans. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our customer service office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

Borrowing to

pay premiums

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums.

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy’s loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.

If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy’s Automatic Premium Loan feature if we receive a written request from you to do so.

Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

See Policy loans and Tax considerations for additional information on the treatment of policy loans.

Crediting payments

If we receive a payment within 31 days before or after a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:

•	pay the policy premium,

•	then, repay any outstanding policy loans and accrued interest, and

•	finally, treat any remaining excess as an unscheduled payment.

We will use any other unidentified payments that we receive from you to:

•	pay any outstanding policy loans and accrued interest, and

•	then, credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the business day we receive it, so long as we receive it at our customer service office by the close of the business day, which is 4:00 p.m. New York City time. There are three exceptions:

•	any payments that we receive before your policy has been issued will be held in GIAC’s general account and credited on the issue date

•	any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium held in GIAC’s general account and credited on the premium due date, and

•	any payments that we receive after your policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete.

Interest earned in the general account accrues to the benefit of GIAC.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Investing net

premiums

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.

How your premiums are allocated

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options at any one time, including the fixed-rate option. We reserve the right to change this number from time to time.

If you pay policy premiums or unscheduled payments i) within 45 days of signing Part 1 of your application or ii) within 15 days of the issue date, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an “excess net premium” and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

You must pay annual policy premiums on your policy anniversary. You must pay periodic premiums on the monthly dates that we indicate for

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay, and when it is due.

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments followed by a 30-day late payment offer period. Your insurance coverage will continue in full during the grace period, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary. During the late payment offer period, your policy is placed under the nonforfeiture option selected and your insurance coverage ceases.

If we do not receive your payment before the end of the grace period and you have qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your premium will be paid accordingly. Otherwise, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value. In this event, we will pay you your policy’s net cash surrender value, and all insurance coverage will end. See Policy value options and Surrendering your policy.

Reinstating your policy

During the late payment offer period, your policy can be reinstated without evidence of insurability by paying the required premium payment.

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after your policy has lapsed. To reinstate your policy:

•	we must receive your request for reinstatement in writing at our customer service office

•	the insured must be alive on the date the reinstatement takes effect

•	you must show that the insured meets our insurance requirements

•	you must repay or reinstate any outstanding policy debt with interest. Interest will be compounded annually, at the rate that is in effect when you make your request, and

•	you must pay us all overdue policy premiums with 6% interest compounded annually.

If you are reinstating your policy after a policy lapse based on excessive policy debt, and you are reinstating your policy loans, your payments must also include a loan repayment equal to policy debt minus 90% of the cash surrender value, calculated as of the date of default.

Reinstating your

policy

If your policy has lapsed, you may reinstate it up to five years after lapse, subject to certain conditions described in the text.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue Life Policy. These deductions and charges help defray certain costs associated with the policies:

•	the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies.

•	our sales and promotional expenses, commissions, and local, state and federal taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a deduction or charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charge and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum, charge and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below. Contact our customer service office for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

TRANSACTION FEES

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

DEDUCTIONS AND CHARGES AFFECTING POLICY PREMIUMS AND UNSCHEDULED PAYMENTS

Policy premium assessments

Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. We deduct this amount from each policy premium, but not from unscheduled payments.

Modality Charges

The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

Premium charge

During each of the first 12 policy years after issue, a charge of 8% is deducted from each premium you pay until you have paid one basic scheduled premium in a policy year and 4% is deducted from premiums paid in excess of the basic scheduled premium. After the 12th year, this charge drops to 4% for premiums paid in a policy year until you have paid one basic scheduled premium in a policy year and no charge for premiums paid in excess of one basic scheduled premium.

Surrender charge

During the first 9 years of your policy, you pay a surrender charge if you:

•	surrender your policy, or

•	let your policy lapse.

This charge is a flat rate for every $1,000 of your policy’s initial face amount. During the first policy year, the rate for your policy will be between $2.82 to $56.18 per $1,000, depending on the insured’s age when the policy started, sex and premium class. The rate declines proportionally each year until it is zero after 9 years. The surrender charge for your policy is found on page 3 of your policy. We will make this deduction from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

We do not reduce or deduct a surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct a surrender charge if you reduce or eliminate your coverage under a term rider, or reduce your face amount. The full surrender charge shown on page 3 of your policy is imposed if you either surrender your policy for its net cash surrender value or the policy lapses during the applicable surrender charge period. The surrender charge compensates us for administrative and sales-related expenses.

After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct an amount equal to any applicable policy premium assessments multiplied by [1 minus the applicable premium charge for the current policy year] from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

•	we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (See How your premiums are allocated)

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	we transfer amounts as part of your taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

We deduct from the policy account value, on each monthly date, amounts to cover certain costs described below. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured’s 100th birthday.

Monthly

deductions

We deduct from the policy account value, on each monthly date, amounts to cover certain costs. These deductions are made proportionately from your investments in the fixed rate and variable investment options.

30	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

A combination of unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero, and all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy’s negative balance until your policy account value exceeds zero.

Policy and administration charges

We deduct a monthly charge of $7.50.

We also deduct a monthly charge based on the base policy face amount on each monthly date for the first 12 policy years after issue. The amount of this charge depends on the insured’s age, sex and premium class when the policy is issued. This charge is not reduced if you decrease your face amount.

The charge will range from $0.035 to $0.583 per $1,000 of the base policy face amount. Your policy’s charge is set forth in your policy.

Mortality and expense risk charge

We deduct this charge based on the policy account value in the variable investment options before any other monthly deductions are made. Through the twelfth policy anniversary, we deduct a monthly charge at a current annual rate of 0.60% of the policy account value in the variable investment options. Starting in the thirteenth policy year, we deduct a monthly charge at a current annual rate of 0.40% of the policy account value in the variable investment options, up to the account value breakpoint, and 0.20% on the amount in excess of the account value breakpoint. The account value breakpoint is equal to $100,000 less any policy account value allocated to the fixed-rate option, but not less than zero. This charge is guaranteed never to exceed the current charge stated above plus 0.25%.

Guaranteed Insurance Amount charge

This is a monthly charge of $0.01 per $1,000 of your policy’s face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.

Cost of Insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, policy duration, face amount (including any term rider coverage), and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	31

on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured ages. Rates are currently lower for policies with a face amount plus term rider face amount at least equal to $500,000. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments or premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account.

We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

OTHER CHARGES AND DEDUCTIONS

Deductions from policy account value

Interest on policy loans

If you have outstanding policy debt, we charge interest at an annual rate of 5%, payable in arrears until the 20th policy anniversary. After this the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Collateral Account. We transfer the required amount from the Loan Interest Account to the Loan Collateral Account. If the amount in the Loan Interest Account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.

Deductions from the Separate Account

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from Mutual Funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund’s prospectus.

Redemption Fees

We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

32	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 38 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Such assets can include GIAC’s direct contributions to the Account, or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account. GIAC is obligated to pay all amounts promised to policyowners under the Policies.

Each mutual fund is briefly described below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.

The AIM, AllianceBernstein, Davis, Fidelity, Gabelli, Janus, MFS and Value Line funds are not affiliated with GIAC.

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
The Guardian Stock Fund	Long-term growth of capital	U.S. common stocks	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
The Guardian VC 500 Index Fund	Seeks to match the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“the S&P Index”)	Common stocks of companies in the S&P Index, which emphasizes large U.S. Companies
The Guardian VC Asset Allocation Fund	Long-term total investment return consistent with moderate investment risk	Shares of The Guardian VC 500 Index Fund, The Guardian Stock Fund, The Guardian Bond Fund, and The Guardian Cash Fund
The Guardian VC High Yield Bond Fund	Current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade
The Guardian VC Low Duration Bond Fund	Seeks a high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
The Guardian UBS VC Large Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with large market capitalization at the time of purchase.	Guardian Investor Services LLC (Adviser) 7 Hanover Square New York, NY 10004 UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
The Guardian UBS VC Small Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with small market capitalization at the time of purchase
The Guardian Bond Fund	Maximum income without undue risk of principal; capital appreciation is a secondary objective	Investment grade debt obligations	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
The Guardian Cash Fund	High level of current income consistent with liquidity and preservation of capital	Money market instruments
Baillie Gifford International Growth Fund	Long-term capital appreciation	Common stocks and convertible securities issued by foreign companies	Guardian Baillie Gifford Limited (Adviser) Baillie Gifford Overseas Limited (Sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN, Scotland
Baillie Gifford Emerging Markets Fund	Long-term capital appreciation	Common stocks and convertible securities of emerging market companies
The Guardian Small Cap Stock Fund	Long-term growth of capital	U.S. common stocks of companies with small market capitalization	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
Gabelli Capital Asset Fund	Growth of capital; current income is a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
AIM V.I. Capital Appreciation Fund (Series 1)	Growth of capital	Common stocks	A I M Advisors, Inc. (AIM) 11 Greenway Plaza, Suite 100 Houston, Texas 77046-1173
AIM V.I. Utilities Fund (Series I)	Capital growth and income	Equity securities and equity-related instruments of companies engaged in the utilities-related industries
AIM V.I. Core Equity Fund* (Series 1)	Growth of capital.	Equity securities including convertible securities of established companies
AllianceBernstein Growth & Income Portfolio (Class B)	Long-term growth of capital	Dividend paying common stocks of good quality	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio (Class B)	Long-term growth of capital	Securities of companies that use technology extensively in the development of new or improved products or processes
AllianceBernstein Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities

*	Effective May 1, 2006, pursuant to shareholder approval of a plan of reorganization, the assets of AIM V.I. Premier Equity Fund were transferred to AIM V.I. Core Equity Fund. As a result of this reorganization, the AIM V.I. Premier Equity Fund ceased operations and is no longer available as an investment option under this policy. It has been replaced by the AIM V.I. Core Equity Fund.

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial companies	Davis Selected Advisers, LP (Davis) 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in real estate
Davis Value Portfolio	Long-term growth of capital	U.S. common stocks of companies with at least $10 billion market capitalization
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued	Fidelity Management & Research Company (Fidelity) 82 Devonshire Street Boston, MA 02109
Fidelity VIP Equity-Income Portfolio (Service Class 2)	Reasonable income; also considers potential for capital appreciation	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	Capital growth	U.S. and foreign common stocks
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Janus Aspen Forty Portfolio (Service Shares)	Long-term growth of capital	Pursues its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Large Cap Growth Portfolio (Service Shares)	Long-term growth of capital in a manner consistent with preservation of capital	Invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies (those whose market capitalization falls within the range of companies in the Russell 1000® Index, at the time of purchase.)
Janus Aspen Mid Cap Growth Portfolio (Service Shares)	Long-term growth of capital	Invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies (those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index, at the time of purchase)
Janus Aspen Worldwide Growth Portfolio (Service Shares)	Long-term growth of capital in a manner consistent with preservation of capital	Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in Issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets
MFS Emerging Growth Series (Initial Class)	Long-term growth of capital	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts for those securities of emerging growth companies of any size	MFS Investment Management (MFS) 500 Boylston Street Boston, MA 02116
MFS Investors Trust Series (Initial Class)	Long-term growth of capital with a secondary objective to seek reasonable current income	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts issued by U.S. and foreign companies
MFS New Discovery Series (Initial Class)	Capital appreciation	Equity securities of companies that offer superior prospects for growth, both U.S. and foreign
MFS Research Series (Initial Class)	Long-term growth of capital and future income	Equity securities of companies both U.S. and foreign believed to possess favorable prospects for long-term growth
MFS Total Return Series (Initial Class)	Above average income consistent with prudent employment of capital; as a secondary objective, to provide reasonable opportunity for growth of capital and income	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line, Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments

Some of these Funds may not be available in your state.

Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the policy. Currently, these advisers include MFS, AIM, Fidelity, Davis, Gabelli, AllianceBernstein, and Value Line. The amount of this compensation currently ranges from .20% to .30% of the assets of the fund attributable to the policies issued by GIAC. GIAC or GIS may also receive 12b-1 fees. Currently, 12b-1 fees ranging from .08% to .40% of the assets of the fund attributable to the policies issued by GIAC from funds sponsored by Janus, Fidelity, Value Line, and AllianceBernstein are received.

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions, withdrawals or transfers from the fixed-rate option, including applicable charges.

Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. Interest rates may be changed at any time in our discretion. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

Fixed-rate option

The net premiums or policy account value you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

POLICY LOANS

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	90% of the cash surrender value of your policy on the date we receive your written request, minus

•	the amount of any outstanding policy debt.

You may not take a policy loan if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.

Except for Automatic Premium Loans, the minimum loan amount is $500. If your policy’s loan value is less than $500, we will not process a loan for less than the full amount of your policy’s loan value. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.

We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our loan collateral account.

When taking out a policy loan, you should consider:

•	amounts transferred out of the variable and fixed-rate options and into our loan collateral account are no longer affected by the investment experience, positive or negative, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•	if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy’s Automatic Premium Loan feature. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

38	PROSPECTUS	SPECIAL FEATURES

Interest on policy

loans

We charge interest at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th policy anniversary. After this point the annual rate falls to 4.5% for all existing and new policy loans.

Interest on your policy loan

We charge interest at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th policy anniversary. After this point the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our loan collateral account, and add that interest to your policy debt. This is called capitalization of loan interest. The maximum amount of loan interest that can be capitalized is 100% of the net cash surrender value.

Amounts in the loan collateral account will earn interest at a minimum annual rate of 4%. Although this means that you are effectively paying a maximum of 1% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the loan collateral account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the loan collateral account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive a loan repayment equal to the policy debt minus 90% of the cash surrender value.

SPECIAL FEATURES	PROSPECTUS	39

If the insured dies before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

DECREASING THE FACE AMOUNT

After the first policy year, you may request a reduction in your policy’s face amount, which is the guaranteed minimum amount your policy will pay at death or maturity, once each policy year. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	the insured is alive when we receive your request

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

•	the new face amount is not lower than our minimum face amount, currently $100,000.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law.

A reduction in face amount can only take effect on a monthly date. This means that we will reduce your face amount on the monthly date coinciding with or next following the date we approve your request.

You cannot increase the face amount of your Park Avenue Life policy.

PARTIAL WITHDRAWALS

After the first policy year, you may withdraw part of your policy’s cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum partial withdrawal is $500.

If we approve your request, it will be effective as of the business day we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. We will only approve or process a partial withdrawal if, after giving effect thereto:

•	your cash surrender value is greater than the adjusted interpolated benchmark value, and

•	your policy would have a positive unloaned cash surrender value.

We will tell you if you do not satisfy these conditions.

Decreasing the

face amount

After the first policy year, you may request a reduction in your policy’s face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.

Partial

withdrawals

After the first policy year, you may withdraw part of your policy’s cash surrender value. The minimum partial withdrawal is $500.

40	PROSPECTUS	SPECIAL FEATURES

For the purpose of making partial withdrawals only, when you request a partial withdrawal, we will calculate the benchmark value adjusted to the date of the partial withdrawal as follows:

If we process your request on a policy anniversary, your policy’s adjusted benchmark value will equal your policy’s benchmark value on that date plus your basic scheduled premium payable during the guaranteed premium period for your policy’s current face amount.

If we process your request on a date other than your policy anniversary, we determine the adjusted benchmark value by linear interpolation between the adjusted benchmark value on your last policy anniversary and the benchmark value on your next policy anniversary.

We reserve the right to limit the number of partial withdrawals to 12 in a policy year.

We will deduct the amount of your withdrawal as follows:

•	first, from the variable investment options that you specify

•	if this amount is insufficient to meet your withdrawal request plus applicable charges, or you have not specified a particular variable investment option, then proportionately from the other variable investment options in which your policy is invested

•	if these amounts are still insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

A partial withdrawal will reduce your policy account value by the amount of the partial withdrawal. In addition the face amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take, without triggering a reduction in your face amount. So if you wish to make a partial withdrawal that does not reduce your face amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect and is calculated as shown below. Any reduction-free partial withdrawal will reduce the term rider face amount, if applicable. See Primary insured term rider and Decreasing the face amount.

The tax consequences of making partial withdrawals are discussed under Tax considerations.

SPECIAL FEATURES	PROSPECTUS	41

Surrendering your

policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy’s net cash surrender value on the business day we receive your written request, which must include your policy, or an acceptable affidavit confirming that you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Collateral Account, minus

•	any surrender charge, minus

•	any outstanding policy debt, plus

•	any policy premium assessments that you have paid beyond the next monthly date.

EXAMPLE

Surrender in policy year 5

Male insured, Age 30

Preferred Plus Premium Class

Face Amount: $ 300,000

Annual Policy Premium: $ 2,445.00

Assuming 6% hypothetical gross return: (5.10% net return) (See Appendix C)

Policy Account Value	$8,872.00

Surrender Charge	(1,223.00)

Policy Debt	0

Pre-paid Policy Premium Assessments	0

Net Cash Surrender Value	$7,649.00

All insurance coverage will end on the day we calculate your policy’s net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.

42	PROSPECTUS	SPECIAL FEATURES

Transfers between

the investment options

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

TRANSFERS BETWEEN THE

INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

If we receive your written or telephonic transfer request on a business day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN, you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premiums and policy account value may not be allocated to or invested in more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. You may request transfer of a percentage of a variable investment option or a dollar amount. If expressed as a percentage, the percentage must be a whole number. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the

SPECIAL FEATURES	PROSPECTUS	43

reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

44	PROSPECTUS	SPECIAL FEATURES

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you

SPECIAL FEATURES	PROSPECTUS	45

should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the business day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

46	PROSPECTUS	SPECIAL FEATURES

Dollar cost

averaging

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, minus

•	any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct any due and unpaid policy premium through the policy month of the insured’s death.

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect,

•	the insured commits suicide within two years of either the policy’s issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect, or

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated as of the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

SPECIAL FEATURES	PROSPECTUS	47

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted,

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.

POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

•	request payment of your net cash surrender value, in which case your insurance coverage will end, or

•	reinstate your policy, by following the required conditions (see Reinstatement).

If you choose to continue coverage under a policy value option, you have three choices: fixed benefit extended term insurance (Option A), fixed reduced paid up insurance (Option B), and variable reduced paid up insurance (Option C). Each option has certain restrictions and offers a different level of coverage. For more information about the policy value options available under the policy, contact your agent or us for details.

Surrendering a policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

•	for Option A the cash value is the then present value of insurance currently provided

•	for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

Policy value

options

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value.

Surrendering a

policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt.

48	PROSPECTUS	SPECIAL FEATURES

•	for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account

Any additional benefit riders attached to this policy are disregarded in computing the values of these options unless otherwise stated in the rider.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the later of the insured’s attained age 70 or the second policy anniversary, you have the right to exchange all or a portion of your policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements. Once exercised, this right terminates. Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy cannot exceed the face amount of this policy on the date you make the exchange nor be less than the minimum face amount under GIAC’s or its affiliate’s rules. If you exchange a portion of the face amount, the face amount remaining must meet GIAC’s minimum face amount requirements. The insured’s age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue Life policy, and all due policy premiums must be paid. See your policy for details.

The exchange may result in a cost or credit to you. On or before the fifth policy anniversary, the exchange cost or credit is the greater of (a) or (b) where:

•	(a) is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the policy date), less any dividends that would have been paid, with an annual interest rate of 6%, less the pro-rata portion of the policy premiums for this policy paid for this policy to the date of the exchange accumulated at an annual interest rate of 6%; and

•	(b) is the cash value of the new policy, less the pro-rata portion of this policy’s net cash surrender value on the exchange date applicable to the face amount exchanged.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.

After the fifth policy anniversary, the exchange cost is equal to the cash value of the new policy less the pro-rata portion of this policy’s net cash surrender value on the exchange date applicable to the face amount exchanged.

If this amount is greater than zero, you must pay the exchange cost to the issuing company. If this amount is less than zero, the issuing

Exchanging a

policy

You have the right to exchange all or a portion of your policy for a level premium fixed-benefit whole life policy issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements.

SPECIAL FEATURES	PROSPECTUS	49

company will pay an exchange credit to you, or may permit you to purchase paid-up additions on the new policy.

The new policy will be issued and effective either on the business day that we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost is received by the issuer of your new policy, whichever is later.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

You should consult with legal and tax advisers before exchanging your policy.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

The proceeds of your policy must be paid to a “natural person.” Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.

For more information about the payment options available under the policy, contact our customer service office.

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

50	PROSPECTUS	SPECIAL FEATURES

TAX CONSIDERATIONS

THIS DISCUSSION of tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of the federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our standard insurance requirements. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

TAX CONSIDERATIONS	PROSPECTUS	51

Treatment of

policy proceeds

We believe that the death benefits under your policy should generally be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should generally be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “basis” in the policy — which is generally equal to the total amount that you have paid in

52	PROSPECTUS	TAX CONSIDERATIONS

premiums. However, certain distributions that must be made to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed.

•	if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•	policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

•	all distributions other than death benefits, including partial withdrawals, surrenders, assignments and policy loans, will be treated first as distributions of gain taxable as ordinary income, and as a tax free recovery of basis only after all the gain in the contract has been distributed

•	all modified endowment contracts owned by you and issued by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•	a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

TAX CONSIDERATIONS	PROSPECTUS	53

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured (a change of the insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure: (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate,

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

54	PROSPECTUS	TAX CONSIDERATIONS

gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

TAX CONSIDERATIONS	PROSPECTUS	55

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

56	PROSPECTUS	TAX CONSIDERATIONS

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	57

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy’s death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.

Suicide exclusion

If the insured commits suicide within two years of the policy’s issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

•	the policy premiums paid, plus

•	any unscheduled payments made, minus

•	any policy debt, minus

•	any partial withdrawals and any related charges.

If the insured commits suicide within two years of an increase in your policy’s death benefit due to a change from Option 1 to Option 2, the death benefit will be limited to the original death benefit under Option 1, plus the additional cost of insurance charges paid for the increased death benefit.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

58	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

•	substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

We also reserve the right to take actions that might be required by applicable laws designed to counter terrorism and prevent money laundering. In certain circumstances these laws might require us to reject a premium payment and/or block or “freeze” your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your policy to government regulators.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

•	10 days of receiving your policy, or

•	45 days of signing Part 1 of your completed policy application

Longer periods may apply in some states.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	59

OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of the Park Avenue VUL policies as well as other variable life insurance policies and variable annuities that we offer. The Park Avenue Life policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies.

We pay commissions for the sale of the policies. GIAC agents will receive a maximum sales commission of:

•	50% of the policy premium payable for the first policy year, then

•	5% of the policy premiums paid for policy years two through ten, and

•	2% of the policy premiums paid thereafter.

In addition, GIAC pays a commission of no more than:

•	2.85% of each unscheduled payment in the first policy year

•	3% of each unscheduled payment in policy year two through ten, and

•	2% of any unscheduled payments thereafter.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements.

We currently offer the following riders under the policy:

•	Adjustable Renewable Term rider

•	Waiver of Premium rider

•	Combined Waiver of Premium rider

•	Guaranteed Purchase Option

•	Accidental Death Benefit rider

•	Simplified Insurability Option rider

•	Select Security rider

•	Exchange of Insureds rider

The benefits provided by each of these riders are summarized in Appendix B to this prospectus. These riders may not be available in all states.

60	PROSPECTUS	OTHER INFORMATION

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

OTHER INFORMATION	PROSPECTUS	61

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations for existing policyowners will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2005. Personalized illustrations for prospective policyowners will use either a weighted average or an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2005.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position, the financial position of GIS, or that of the Separate Account.

FINANCIAL STATEMENTS

The financial statement of GIAC and the Separate Account are contained in the Statement of Additional Information.

62	PROSPECTUS	OTHER INFORMATION

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Age

The insured’s age on his or her birthday closest to the date the policy date.

Attained age

The insured’s age plus the number of policy years completed since the policy date.

Base policy

The policy without any additional riders.

Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value and Interpolated benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

•	the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

•	the policyowner made no unscheduled payments and took no loans or withdrawals

•	the policy had a face amount of $250,000 and premiums were paid annually

•	we charged the current cost of insurance and other charges

•	we did not charge the mortality and expense risks charge, and

•	the policy account value earned an annual net return of 5.25%.

The resulting policy account values are divided by 250 to obtain rates per $1,000 of face amount.

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value for a $100,000 face amount plus the product of [1 minus the premium load for the current year for premiums up to one basic scheduled premium] and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for a $100,000

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APPENDIX A

face amount, and 2) the amount that would cause your policy account value to at least equal your policy’s face amount on the policy anniversary nearest the insured’s 100th birthday, assuming that:

•	the policyowner paid basic scheduled premiums payable during the guaranteed premium period for a $100,000 face amount, when due, until the policy anniversary nearest the insured’s 100th birthday

•	the policyowner made no unscheduled payments and took no loans or withdrawals

•	the policy had a face amount of $100,000 and premiums were paid monthly

•	the policyowner paid all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

•	we charged the current cost of insurance charges and the maximum rate of any other charges and deductions

•	we did not charge the mortality and expense risks charge, and

•	the policy account value earned an annual net return of 4% after the guaranteed premium period.

The resulting policy account values are divided by 100 to obtain rates per $1,000 of face amount.

The benchmark values for your policy are the rates calculated above multiplied by the face amount, divided by 1,000.

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries. This is the interpolated benchmark value.

Business Day

Each day that GIAC processes transactions, currently including each day that the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York City time or, if earlier, the close of the New York Stock Exchange. If any transaction or event occurs or is scheduled to occur on a day that is not a business day, or if a transaction request is received after GIAC’s close of business, such transaction or event will be processed using values as of the next following business day unless otherwise specified.

Customer service office

The Guardian Insurance & Annuity Company, Inc. Customer Service Office, PO Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455.

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured’s 100th birthday, as long as:

•	you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

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APPENDIX A

•	you don’t make any partial withdrawals, and

•	you don’t have any policy debt outstanding.

The Guaranteed insurance amount is set out in your policy. The minimum for a policy is currently $100,000 ($125,000 for the pension trust version of the policy).

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured’s 75th birthday or the 10th policy anniversary.

Internal revenue code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC’s customer service office.

Loan collateral account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan collateral account is equal to the loan.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the base policy’s death benefit.

Policy account value

The sum of the values attributable to a policy which are allocated to the variable investment options, the fixed-rate option and the loan collateral account.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

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APPENDIX A

Policy review date

The monthly date before your policy anniversary.

Tabular account value and Interpolated tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. During the guaranteed premium period, the tabular account value is equal to the policy account value that would result assuming that:

•	the policy had a face amount of $100,000 and premiums were paid monthly

•	the policyowner paid the basic scheduled premium, when due, during the guaranteed premium period

•	the policyowner made no unscheduled payments and took no loans or withdrawals

•	we charged the guaranteed cost of insurance and other charges

•	we did not charge the mortality and expense risks charge, and

•	the policy account value earned an annual net return of 4%.

After the guaranteed premium period, the tabular account value is the amount that would cause your policy account value to at least equal your policy’s face amount on the policy anniversary nearest the insured’s 100th birthday, assuming that:

•	the policyowner paid the maximum basic scheduled premiums, when due, until the policy anniversary nearest the insured’s 100th birthday

•	the policyowner made no unscheduled payments and took no loans or withdrawals

•	the policy had a face amount of $100,000 and premiums were paid monthly

•	we charged the guaranteed cost of insurance and other charges

•	we did not charge the mortality and expense risks charge, and

•	the policy account value earned an annual net return of 4%.

The resulting policy account values are divided by 100 to obtain rates per $1,000 of face amount.

The benchmark values for your policy are the rates calculated above multiplied by the face amount, divided by 1,000.

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries. This is the interpolated tabular account value.

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APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by, and the charges for, the riders are fully described in the riders and summarized here.

Waiver of Premium or Term Premium rider — This rider provides for the waiver of policy premiums while the insured is totally disabled. The premium for the Waiver of Premium or Term Premium rider is a rate multiplied by the base policy face amount. The rate is determined at issue, based on the insured’s issue age, sex, and premium class, and any substandard class determined for this rider.

Combined Waiver of Premium rider — This rider provides for the waiver of premiums upon the death or disability of the applicant or the total disability of the insured. The premium for the Combined Waiver of Premium rider is a rate multiplied by the base policy face amount. The initial rate is determined at issue, based on the insured’s issue age, as well as the applicant’s age at issue. The rider is available only on policies issued to juveniles, and the rate is in effect until the insured’s age 25. At that time, the rate changes and it is based on the insured’s issue age and premium class. The premium is part of the premium assessment and is not paid by a monthly deduction.

Select Security rider — This rider, used in split dollar cases, is an endorsement that prevents the policyowner from making certain policy changes without the consent of the policyowner’s employer. There is no charge for this rider.

Exchange of Insureds rider — This rider gives the policyowner the right to exchange the policy for a new one on the life of a subsititure insured. The exercise of this rider will be treated as a taxable exchange for federal income tax purposes. There is no premium for this rider.

Accidental Death Benefit rider — This rider provides additional insurance coverage if the insured’s death results from accidental bodily injury. The premium for the Accidental Death Benefit rider is a rate multiplied by the rider’s face amount. The rate is determined at issue, and depends on the issue age, sex and premium class of the insured. The premium is part of the premium assessment and it is not paid by a monthly deduction.

Guaranteed Purchase Option — This rider provides the policyowner the right to purchase additional insurance policies on the insured’s life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the “Option Dates”) or within specified time periods of qualifying life events (“Alternate Option Dates”) provided (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application. The premium for the Guaranteed Purchase Option rider is a rate multiplied by the Option amount. The rate is determined at issue, and depends on the issue age and premium class of the insured.

Simplified Insurability Option — This rider allows the policyowner to purchase additional policies on certain policy anniversaries (“Option Dates”) provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and (iii) policy premiums are not being waived under a waiver of premium rider. There is no premium for this rider. It is automatically included with policies to which it is available.

Adjustable Renewable Term rider — This rider provides term insurance to supplement the base policy. By adding this rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance such as that provided by the base policy is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more

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APPENDIX B

ADDITIONAL BENEFITS BY RIDER

economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with this rider. When the need abates, the rider can be terminated without triggering surrender charges. See Adjustable Renewable Term Rider, Decreasing the face amount and Deductions and charges.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex, and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

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APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6%, and 10%. The tables are based on policies with face amounts of $300,000 for a male insured at Age 30 and shown in the preferred plus classification. Values are first given based on current charges and then based on the policy’s higher guaranteed charges. In addition, each illustration is given first for a policy with an Option 1 death benefit and then for a policy with an Option 2 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue Life policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, net cash surrender values and policy account values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown.

Death benefits, net cash surrender values and policy account values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) policy premiums are paid at other than annual intervals, or if Unscheduled Payments are made. Benefits and values will also be affected by the policyowner’s allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as skipping policy premiums and partial withdrawals, will also affect results, as will the insured’s sex, and premium class.

Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from annual policy premiums for policy premium assessments and premium charges; and (2) monthly deductions are deducted from the policy account value on each monthly date. The net cash surrender values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the first 9 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of .90% of the average daily net assets of such funds.

The arithmetic average is based upon actual expenses of the funds incurred during 2005, before taking into account any applicable expense reimbursements and fee waivers, except with respect to the AIM V.I. Core Equity Fund. As a result of a reorganization of the AIM V.I. Premier Equity Fund, the AIM V.I. Capital Appreciation Fund and the AIM V.I. Core Equity Fund, occurring on or about May 1, 2006 (June 12, 2006 for the AIM V.I. Capital Appreciation Fund), the Fund’s total annual operating expenses have been restated reflecting such reorganization. For an explanation of the expenses see the accompanying fund prospectuses.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6%, and 10% correspond to net investment experience at -.90%, 5.10% and 9.10%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash surrender values and policy account values illustrated. See GIAC’s Taxes.

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APPENDIX C

The fourth column of each table shows the amount which would accumulate if an amount equal to the annual policy premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return. During the guaranteed premium period, the annual policy premium is $2,445 for the preferred plus policy illustrated.

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, premium class and the face amount or basic scheduled premium requested, but a premium-based illustration must reflect GIAC’s current minimum face amount requirement for Park Avenue Life — which is $100,000. These personalized illustrations will use either an arithmetic average or a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2005, after applicable reimbursements and waivers, except with respect to the AIM V.I. Core Equity Fund. As a result of a reorganization of the AIM V.I. Premier Equity Fund, the AIM V.I. Capital Appreciation Fund and the AIM V.I. Core Equity Fund, occurring on or about May 1, 2006 (June 12, 2006 for the AIM V.I. Capital Appreciation Fund), the Fund’s total annual operating expenses have been restated reflecting such reorganization. If you are already a Park Avenue Life policyowner, please contact your registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or out of the policy. It is equal to the sum of all Policy Premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash.

From time to time, advertisements or sales literature for Park Avenue Life may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with average annual total return of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue Life Millennium Series on March 16, 2001. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The result for any period prior to the policies’ being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund’s expenses, the charges deducted from premiums, monthly deductions, and any transaction deductions associated with the policy in question.

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APPENDIX C

Male Issue Age 30, Preferred Plus Underwriting Risk

$300,000 Face Amount

Death Benefit Option 1

Basic Scheduled Premium = $2,445

These values reflect CURRENT cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.90% Net) Return				Assuming Current Charges and 6% Gross (5.10% Net) Return				Assuming Current Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	30	2,445	1,586	0	300,000	2,445	1,699	0	300,000	2,445	1,775	0	300,000
2	31	2,445	3,086	1,130	300,000	2,445	3,412	1,456	300,000	2,445	3,637	1,681	300,000
3	32	2,445	4,539	2,828	300,000	2,445	5,175	3,463	300,000	2,445	5,629	3,917	300,000
4	33	2,445	5,945	4,478	300,000	2,445	6,991	5,524	300,000	2,445	7,763	6,296	300,000
5	34	2,445	7,314	6,092	300,000	2,445	8,872	7,649	300,000	2,445	10,061	8,839	300,000
6	35	2,445	8,640	7,662	300,000	2,445	10,814	9,836	300,000	2,445	12,531	11,553	300,000
7	36	2,445	9,923	9,190	300,000	2,445	12,821	12,088	300,000	2,445	15,188	14,454	300,000
8	37	2,445	11,159	10,670	300,000	2,445	14,889	14,400	300,000	2,445	18,041	17,552	300,000
9	38	2,445	12,350	12,106	300,000	2,445	17,025	16,780	300,000	2,445	21,111	20,867	300,000
10	39	2,445	13,483	13,483	300,000	2,445	19,217	19,217	300,000	2,445	24,403	24,403	300,000
15	44	2,445	19,798	19,798	300,000	2,445	32,832	32,832	300,000	2,445	46,821	46,821	300,000
20	49	2,445	25,622	25,622	300,000	2,445	50,156	50,156	300,000	2,445	81,381	81,381	300,000
25	54	2,445	30,902	30,902	300,000	2,445	71,943	71,943	300,000	2,445	134,284	134,284	300,088
30	59	2,445	34,610	34,610	300,000	2,445	98,571	98,571	300,000	2,445	214,260	214,260	414,412
35	64	2,445	34,758	34,758	300,000	2,445	130,125	130,125	300,000	2,445	332,321	332,321	562,947
40	69	2,445	29,182	29,182	300,000	2,445	167,802	167,802	300,000	2,445	505,225	505,225	760,971
45	74	2,445	13,291	13,291	300,000	2,445	213,604	213,604	300,000	2,445	755,840	755,840	1,029,319
50	79	23,534	106,841	106,841	300,000	2,445	270,088	270,088	340,279	2,445	1,116,483	1,116,483	1,402,266
55	84	19,393	164,104	164,104	300,000	2,445	336,534	336,534	397,344	2,445	1,633,097	1,633,097	1,922,194
60	89	18,050	201,662	201,662	300,000	2,445	413,532	413,532	465,405	2,445	2,365,524	2,365,524	2,653,979
65	94	19,725	236,007	236,007	300,000	2,445	503,563	503,563	539,957	2,445	3,407,023	3,407,023	3,641,905
70	99	15,769	297,751	297,751	300,000	2,445	627,696	627,696	626,129	2,445	5,038,056	5,038,056	5,009,856

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $30,229 ASSUMING THE 0% RETURN $2,445, ASSUMING THE 6% RETURN AND $2,445, ASSUMING THE 10% RETURN.

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APPENDIX C

Male Issue Age 30, Preferred Plus Underwriting Risk

$300,000 Face Amount

Death Benefit Option 2

Basic Scheduled Premium = $2,445

These values reflect CURRENT cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.90% Net) Return				Assuming Current Charges and 6% Gross (5.10% Net) Return				Assuming Current Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	30	2,445	1,585	0	300,194	2,445	1,699	0	300,299	2,445	1,775	0	300,369
2	31	2,445	3,085	1,129	300,376	2,445	3,410	1,454	300,684	2,445	3,635	1,679	300,897
3	32	2,445	4,537	2,825	300,485	2,445	5,171	3,460	301,094	2,445	5,624	3,913	301,528
4	33	2,445	5,941	4,474	300,507	2,445	6,985	5,518	301,517	2,445	7,756	6,289	302,260
5	34	2,445	7,309	6,086	300,449	2,445	8,863	7,640	301,961	2,445	10,050	8,827	303,112
6	35	2,445	8,633	7,655	300,315	2,445	10,801	9,823	302,432	2,445	12,513	11,535	304,098
7	36	2,445	9,915	9,182	300,100	2,445	12,803	12,070	302,928	2,445	15,162	14,428	305,230
8	37	2,445	11,149	10,660	300,000	2,445	14,865	14,376	303,453	2,445	18,004	17,515	306,523
9	38	2,445	12,340	12,096	300,000	2,445	16,993	16,749	304,014	2,445	21,059	20,815	307,998
10	39	2,445	13,473	13,473	300,000	2,445	19,175	19,175	304,605	2,445	24,331	24,331	309,664
15	44	2,445	19,788	19,788	300,000	2,445	32,699	32,699	308,477	2,445	46,521	46,521	322,097
20	49	2,445	25,612	25,612	300,000	2,445	49,800	49,800	314,379	2,445	80,364	80,364	344,568
25	54	2,445	30,892	30,892	300,000	2,445	71,168	71,168	322,129	2,445	131,578	131,578	381,881
30	59	2,445	34,601	34,601	300,000	2,445	97,024	97,024	326,003	2,445	208,819	208,819	436,690
35	64	2,445	34,749	34,749	300,000	2,445	127,007	127,007	330,269	2,445	323,872	323,872	548,633
40	69	2,445	29,173	29,173	300,000	2,445	161,502	161,502	335,123	2,445	492,708	492,708	742,118
45	74	2,445	13,282	13,282	300,000	2,445	200,618	200,618	340,626	2,445	737,433	737,433	1,004,252
50	79	23,535	106,838	106,838	300,000	2,445	244,882	244,882	359,341	2,445	1,089,605	1,089,605	1,368,508
55	84	19,394	164,104	164,104	300,000	2,445	294,856	294,856	384,495	2,445	1,594,089	1,594,089	1,876,281
60	89	18,050	201,662	201,662	300,000	2,445	351,653	351,653	417,579	2,445	2,309,325	2,309,325	2,590,927
65	94	19,725	236,007	236,007	300,000	2,445	419,253	419,253	460,675	2,445	3,326,382	3,326,382	3,555,704
70	99	15,767	297,751	297,751	300,000	2,445	521,543	521,543	520,240	2,445	4,919,117	4,919,117	4,891,583

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OF LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $30,230 ASSUMING THE 0% RETURN $2,445, ASSUMING THE 6% RETURN AND $2,445, ASSUMING THE 10% RETURN.

72	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 30, Preferred Plus Underwriting Risk

$300,000 Face Amount

Death Benefit Option 1

Basic Scheduled Premium = $2,445

These values reflect GUARANTEED cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.90% Net) Return				Assuming Current Charges and 6% Gross (5.10% Net) Return				Assuming Current Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	30	2,445	1,581	0	300,000	2,445	1,694	0	300,000	2,445	1,770	0	300,000
2	31	2,445	2,853	897	300,000	2,445	3,170	1,214	300,000	2,445	3,389	1,433	300,000
3	32	2,445	4,096	2,384	300,000	2,445	4,701	2,989	300,000	2,445	5,134	3,422	300,000
4	33	2,445	5,304	3,837	300,000	2,445	6,283	4,816	300,000	2,445	7,008	5,541	300,000
5	34	2,445	6,476	5,254	300,000	2,445	7,917	6,694	300,000	2,445	9,021	7,799	300,000
6	35	2,445	7,606	6,628	300,000	2,445	9,598	8,620	300,000	2,445	11,178	10,200	300,000
7	36	2,445	8,696	7,962	300,000	2,445	11,330	10,596	300,000	2,445	13,491	12,757	300,000
8	37	2,445	9,736	9,247	300,000	2,445	13,105	12,616	300,000	2,445	15,965	15,476	300,000
9	38	2,445	10,726	10,481	300,000	2,445	14,924	14,679	300,000	2,445	18,610	18,366	300,000
10	39	2,445	11,661	11,661	300,000	2,445	16,782	16,782	300,000	2,445	21,437	21,437	300,000
15	44	2,445	16,818	16,818	300,000	2,445	28,223	28,223	300,000	2,445	40,539	40,539	300,000
20	49	2,445	20,884	20,884	300,000	2,445	41,983	41,983	300,000	2,445	69,068	69,068	300,000
25	54	2,445	21,974	21,974	300,000	2,445	56,566	56,566	300,000	2,445	109,990	109,990	300,000
30	59	2,445	18,012	18,012	300,000	2,445	70,361	70,361	300,000	2,445	169,545	169,545	328,103
35	64	2,445	5,466	5,466	300,000	2,445	80,562	80,562	300,000	2,445	252,953	252,953	428,785
40	69	2,445	-23,038	0	300,000	2,445	80,884	80,884	300,000	2,445	365,662	365,662	551,205
45	74	2,445	-78,476	0	300,000	2,445	57,250	57,250	300,000	2,445	514,326	514,326	701,117
50	79	32,331	-30,360	0	300,000	21,844	109,392	109,392	300,000	2,445	704,168	704,168	885,455
55	84	32,331	-51,952	0	300,000	21,970	156,516	156,516	300,000	2,445	943,933	943,933	1,112,560
60	89	32,331	-186,468	0	300,000	21,315	197,076	197,076	300,000	2,445	1,238,978	1,238,978	1,392,093
65	94	32,331	-474,449	0	300,000	18,451	240,628	240,628	300,000	2,445	1,621,219	1,621,219	1,735,233
70	99	32,331	-1,386,414	0	300,000	4,687	313,249	313,249	312,500	2,445	2,183,909	2,183,909	2,171,912

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $32,331 ASSUMING THE 0% RETURN $21,917, ASSUMING THE 6% RETURN AND $2,445, ASSUMING THE 10% RETURN.

APPENDICES	PROSPECTUS	73

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 30, Preferred Plus Underwriting Risk

$300,000 Face Amount

Death Benefit Option 2

Basic Scheduled Premium = $2,445

These values reflect GUARANTEED cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.90% Net) Return				Assuming Current Charges and 6% Gross (5.10% Net) Return				Assuming Current Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	30	2,445	1,580	0	300,189	2,445	1,694	0	300,294	2,445	1,769	0	300,364
2	31	2,445	2,850	894	300,160	2,445	3,167	1,211	300,461	2,445	3,386	1,430	300,669
3	32	2,445	4,092	2,380	300,056	2,445	4,695	2,984	300,637	2,445	5,127	3,416	301,052
4	33	2,445	5,299	3,832	300,000	2,445	6,275	4,808	300,825	2,445	6,997	5,530	301,524
5	34	2,445	6,469	5,247	300,000	2,445	7,905	6,682	301,023	2,445	9,005	7,782	302,090
6	35	2,445	7,599	6,621	300,000	2,445	9,582	8,604	301,233	2,445	11,154	10,176	302,764
7	36	2,445	8,687	7,954	300,000	2,445	11,308	10,575	301,455	2,445	13,457	12,724	303,553
8	37	2,445	9,728	9,239	300,000	2,445	13,078	12,589	301,689	2,445	15,918	15,429	304,468
9	38	2,445	10,718	10,473	300,000	2,445	14,889	14,645	301,935	2,445	18,547	18,303	305,520
10	39	2,445	11,652	11,652	300,000	2,445	16,739	16,739	302,195	2,445	21,353	21,353	306,723
15	44	2,445	16,810	16,810	300,000	2,445	28,108	28,108	303,925	2,445	40,216	40,216	315,859
20	49	2,445	20,876	20,876	300,000	2,445	41,701	41,701	306,351	2,445	67,984	67,984	332,314
25	54	2,445	21,967	21,967	300,000	2,445	55,917	55,917	307,030	2,445	106,624	106,624	357,197
30	59	2,445	18,005	18,005	300,000	2,445	69,289	69,289	300,000	2,445	160,119	160,119	388,473
35	64	2,445	5,459	5,459	300,000	2,445	79,121	79,121	300,000	2,445	234,261	234,261	436,548
40	69	2,445	-23,045	0	300,000	2,445	78,843	78,843	300,000	2,445	336,647	336,647	508,772
45	74	2,445	-78,483	0	300,000	2,445	54,089	54,089	300,000	2,445	474,491	474,491	646,814
50	79	32,331	-30,367	0	300,000	22,320	107,656	107,656	300,000	2,445	650,570	650,570	818,059
55	84	32,331	-51,959	0	300,000	22,261	155,824	155,824	300,000	2,445	873,001	873,001	1,028,957
60	89	32,331	-186,476	0	300,000	21,421	196,917	196,917	300,000	2,445	1,146,769	1,146,769	1,288,488
65	94	32,331	-474,456	0	300,000	18,466	240,619	240,619	300,000	2,445	1,501,449	1,501,449	1,607,039
70	99	32,331	-1,386,421	0	300,000	4,668	313,248	313,248	312,499	2,445	2,023,471	2,023,471	2,012,355

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $32,331 ASSUMING THE 0% RETURN $22,516, ASSUMING THE 6% RETURN AND $2,445, ASSUMING THE 10% RETURN.

74	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

APPENDIX A — USES OF LIFE INSURANCE

SAI–CONTENTS	PROSPECTUS	75

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Room 1580, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your policy, or a personalized illustration, available free of charge, of death benefits, cash surrender values, and cash values under your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-08736

76	PROSPECTUS	BACK COVER PAGE

PARK AVENUE LIFE –

MILLENNIUM SERIES®

Issued Through The Guardian Separate Account K of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2006

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account K (marketed under the name “Park Avenue Life–Millennium Series®”) dated May 1, 2006.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125-6125

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub.3485SAI    (5/06)

STATEMENT OF ADDITIONAL INFORMATION	B-1

ABOUT GIAC

Your Park Avenue Life policy is issued, through its Separate Account K (Separate Account or Separate Account K), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2005, our total assets (GAAP basis) exceeded $10 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2005, Guardian Life had total assets (GAAP basis) in excess of $40 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account K was established by GIAC’s Board of Directors on November 18, 1993 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue Life policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue Life policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue Life policy. You may also be able to convert to a Park Avenue Life policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one basic scheduled premium if you convert it to a Park Avenue Life policy.

Changing Your Death Benefit Option

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy’s benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

Net Investment Factor

We calculate the unit value of each variable investment option on each business day by multiplying the option’s immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each business day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current business day, plus

•	the amount per share of any dividends or capital gains distributed by the fund on the current business day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous business day.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

B-2	STATEMENT OF ADDITIONAL INFORMATION

Basic Scheduled Premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year to keep your policy in force. The basic scheduled premium depends on your policy’s face amount, and the insured’s age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. It is shown in your policy.

Your basic scheduled premium will not increase during the guaranteed premium period. The guaranteed premium period starts on the policy date and ends either on the policy anniversary closest to the insured’s 75th birthday, or on the tenth policy anniversary, whichever is later. We will decrease your basic scheduled premium if you reduce your policy’s face amount. If this happens, we will send you new policy pages indicating your new basic scheduled premium.

On the last policy review date before the end of the guaranteed premium period, we will review your policy to determine if your basic scheduled premium will change for the policy year that begins when the guaranteed premium period ends. We compare your policy account value on that policy review date with the interpolated benchmark value and the interpolated tabular account value on the same date, and make any necessary adjustments as described below. After the guaranteed premium period, we will review your policy each year to determine if your basic scheduled premium will change. The interpolated benchmark value is found by linear interpolation between the benchmark value on the prior policy anniversary and the benchmark value on the next policy anniversary. The interpolated tabular account value is found by linear interpolation between the tabular account value on the prior policy anniversary and the tabular account value on the next policy anniversary.

After the guaranteed premium period, if your policy account value is less than or equal to the interpolated tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the interpolated benchmark value, we will charge you the basic scheduled premium that you were paying during the guaranteed premium period for your policy’s current face amount. If your policy account value falls somewhere between the interpolated tabular account value and the interpolated benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium. For example, if the policy account value is halfway between the interpolated benchmark value and the interpolated tabular account value, then the new basic scheduled premium is halfway between the basic scheduled premium you paid, or would have paid, during the guaranteed premium period for your policy’s current face amount and the maximum basic scheduled premium.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured’s 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to us.

Decreasing the Face Amount

We do not deduct a surrender charge from your policy account value if you decrease your face amount. Since we do not deduct a surrender charge upon decrease, the surrender charge does not change.

A partial withdrawal may also result in a reduction in your policy’s face amount. See Partial Withdrawals.

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount

•	under Option 2, a partial withdrawal will not reduce your policy’s face amount. However, the amount of your death benefit will decline with each partial withdrawal.

STATEMENT OF ADDITIONAL INFORMATION	B-3

When you reduce your policy’s face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

•	your basic scheduled premium

•	your policy’s benchmark values and tabular values

•	policy account value

•	your monthly deduction for cost of insurance and the guaranteed minimum death benefit

•	the variable insurance amount, and

•	any additional rider coverage (if the resulting death benefit for a rider is less than the minimum issue amount, we will terminate the rider).

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. See Tax considerations.

You cannot increase the face amount of your Park Avenue Life policy.

Reduction-free Partial Withdrawals

We will calculate the reduction-free partial withdrawal amount as of the close of business on the date we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, the maximum reduction-free partial withdrawal amount is the greater of zero, or:

•	your policy account value, minus

•	your policy’s face amount multiplied by the interpolated net single premium outlined in your policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each monthly date from The Guardian Cash Fund into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•	your policy account value in The Guardian Cash Fund is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in The Guardian Cash Fund proportionally among the variable investment options you have chosen, leaving a balance of zero in The Guardian Cash Fund

•	you tell us in writing to end the program, and we receive this notice at least three days before the next monthly date

•	your policy lapses or you surrender it, or

•	a policy value option takes effect.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three business days before your policy’s next monthly date.

B-4	STATEMENT OF ADDITIONAL INFORMATION

Policy Value Options

Policy Value Option A  (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, if we have imposed temporary rating charges, or if your policy does not have a positive net cash surrender value. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.

Policy Value Option B  (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. If this option is used, the net cash surrender value of your policy is transferred irrevocably to the fixed-rate option. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge from the fixed-rate option when Option B is in force.

The initial death benefit is the sum of the cash surrender value and any outstanding policy loan that is repaid on the default date, divided by the interpolated net single premium as shown in the table of net single premiums in your policy.

Policy Value Option C  (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options.

The initial death benefit is the sum of the cash surrender value and any outstanding policy loan that is repaid on the default date, divided by the interpolated net single premium as shown in the table of net single premiums in your policy.

The death proceeds payable under this option will equal (1) divided by (2); less (3), where:

•	(1) is $1000 multiplied by the cash value on the monthly date preceding the date of death;

•	(2) is the interpolated net single premium for the insured’s attained age;

•	(3) is any outstanding policy debt on the date of death.

Partial withdrawals between the monthly date and date of death will reduce the death benefit under this option by the amount of the partial withdrawal.

To qualify for Option C, the insured under your policy must have been in a standard or better premium class when the policy was issued, the policy must have been in force for at least one policy year, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.

Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge, any loan interest charges, and any transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy’s rules regarding policy loans.

STATEMENT OF ADDITIONAL INFORMATION	B-5

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the minimum payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

B-6	STATEMENT OF ADDITIONAL INFORMATION

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the VUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of the NASD. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $1,950,994 in 2003, $447,974 in 2004, and $367,956 in 2005. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the policies is continuous, and we do not anticipate discontinuing offering the policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue Life policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•	agreements with MFS, AIM, Davis, Fidelity, Janus, Gabelli, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12 b-1 fees from the funds.

STATEMENT OF ADDITIONAL INFORMATION	B-7

Policy year	Surrender charge per $1000 of face amount ($)	Actual surrender charge ($)
1	13.06	3,265.00
2	11.61	2,902.50
3	10.16	2,540,00
4	8.71	2,177.50
5	7.26	1,815.00
6	5.80	1,450.00
7	4.35	1,087.50
8	2.90	725.00
9	1.45	62.50
10	0.00	0.00

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Surrender Charges

EXAMPLE

The example on the left shows how the surrender charge declines over a nine year period so that in year 10 it equals $0.

Male Insured, Age 45

Preferred Plus Premium Class

Face Amount: $250,000

Surrender Charge per $1000 of Face Amount in policy year one: $13.06

Surrender charge in policy year one is: The surrender charge per $1000 multiplied by $250 or ($13.06 x $250,000) divided by 1000 = $3,265.00
The surrender charges over a nine year period are reduced linearly as shown in the table.
All figures in the table following are rounded to the nearest $.01.

B-8	STATEMENT OF ADDITIONAL INFORMATION

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and premium class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings in our general account

Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit Option 1, paying policy premiums and making unscheduled payments may reduce your policy’s net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit Option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, in which case they will not affect your policy’s net amount at risk.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Michael Sakoulas, FSA, MAAA, Senior Vice President and Chief Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue Life policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

STATEMENT OF ADDITIONAL INFORMATION	B-9

Advertising Practices

In our advertisements and sales materials for Park Avenue Life policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated balance sheets of GIAC as of December 31, 2005 and 2004 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2005 and the statement of assets and liabilities of Separate Account K as of December 31, 2005 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2005, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-10	STATEMENT OF ADDITIONAL INFORMATION

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STATEMENT OF ADDITIONAL INFORMATION	B-11

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT K

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Guardian Stock	Guardian VC 500 Index	Guardian VC Asset Allocation

Assets:
Shares owned in underlying fund	3,483,646	368,098	49,649
Net asset value per share (NAV)	29.29	9.12	9.49

Total Assets (Shares x NAV)	$102,035,988	$3,357,056	$471,169

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	150,538	4,937	1,412

Net Assets	$101,885,450	$3,352,119	$469,757

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$100,835,439	$2,488,039	$403,364

Net Assets	$100,835,439	$2,488,039	$403,364
Units Outstanding	5,726,889	278,725	39,132
Unit Value (accumulation)	$17.61	$8.93	$10.31

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,050,011	$864,080	$66,393

Net Assets	$1,050,011	$864,080	$66,393
Units Outstanding	158,829	94,506	6,248
Unit Value (accumulation)	$6.61	$9.14	$10.63

Net Assets: Total
Contract value in accumulation period	$101,885,450	$3,352,119	$469,757

Net Assets	$101,885,450	$3,352,119	$469,757

FIFO Cost Of Shares In Underlying Fund	$96,934,848	$2,969,729	$414,462

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

	Guardian Stock	Guardian VC 500 Index	Guardian VC Asset Allocation

2005 Investment Income
Income:
Reinvested dividends	$1,202,764	$51,051	$3,167
Expenses:
Mortality and expense risk charges	616,071	14,287	2,356

Net investment income/(expense)	586,693	36,764	811

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(14,109,521)	186,442	13,532
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(14,109,521)	186,442	13,532
Net change in unrealized appreciation/(depreciation) of investments	17,044,232	(82,314)	3,407

Net realized and unrealized gain/(loss) from investments	2,934,711	104,128	16,939

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,521,404	$140,892	$17,750

See notes to financial statements.

B-12	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash	Gabelli Capital Asset

4,130	20,765	18,147	31,854	322,007	386,031	527,594
8.33	9.81	12.47	13.01	11.82	10.00	17.40

$34,402	$203,705	$226,294	$414,421	$3,806,121	$3,860,310	$9,180,144

—	651	898	1,729	5,969	152,610	12,670

$34,402	$203,054	$225,396	$412,692	$3,800,152	$3,707,700	$9,167,474

$—	$201,614	$208,366	$411,315	$3,652,503	$3,498,700	$8,745,079

$—	$201,614	$208,366	$411,315	$3,652,503	$3,498,700	$8,745,079
—	19,931	16,972	34,444	210,985	260,374	472,532
$—	$10.12	$12.28	$11.94	$17.31	$13.44	$18.51

$34,402	$1,440	$17,030	$1,377	$147,649	$209,000	$422,395

$34,402	$1,440	$17,030	$1,377	$147,649	$209,000	$422,395
2,606	141	1,373	114	10,416	18,491	29,851
$13.20	$10.22	$12.40	$12.06	$14.17	$11.30	$14.15

$34,402	$203,054	$225,396	$412,692	$3,800,152	$3,707,700	$9,167,474

$34,402	$203,054	$225,396	$412,692	$3,800,152	$3,707,700	$9,167,474

$35,296	$206,857	$241,547	$430,090	$3,993,884	$3,860,310	$8,167,125

Investment Divisions
Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash	Gabelli Capital Asset

$2,042	$4,765	$2,456	$432	$149,120	$114,628	$25,170

—	621	873	1,692	21,669	27,323	48,879

2,042	4,144	1,583	(1,260)	127,451	87,305	(23,709)

204	(260)	391	(1,360)	(34,554)	—	249,926

—	—	29,974	42,883	27,092	—	594,217

204	(260)	30,365	41,523	(7,462)	—	844,143
(1,285)	(2,993)	(15,005)	(14,278)	(54,569)	(4)	(685,268)

(1,081)	(3,253)	15,360	27,245	(62,031)	(4)	158,875

$961	$891	$16,943	$25,985	$65,420	$87,301	$135,166

STATEMENT OF ADDITIONAL INFORMATION	B-13

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (continued)

	Baillie Gifford International Growth	Baillie Gifford Emerging Markets	Guardian Small Cap Stock

Assets:
Shares owned in underlying fund	607,629	209,572	641,651
Net asset value per share (NAV)	17.80	21.46	14.13

Total Assets (Shares x NAV)	$10,815,803	$4,497,414	$9,066,533

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	14,555	7,097	13,484

Net Assets	$10,801,248	$4,490,317	$9,053,049

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$10,346,225	$4,339,092	$8,690,754

Net Assets	$10,346,225	$4,339,092	$8,690,754
Units Outstanding	518,893	178,762	561,697
Unit Value (accumulation)	$19.94	$24.27	$15.47

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$455,023	$151,225	$362,295

Net Assets	$455,023	$151,225	$362,295
Units Outstanding	46,179	7,509	31,087
Unit Value (accumulation)	$9.85	$20.14	$11.65

Net Assets: Total
Contract value in accumulation period	$10,801,248	$4,490,317	$9,053,049

Net Assets	$10,801,248	$4,490,317	$9,053,049

FIFO Cost Of Shares In Underlying Fund	$7,607,130	$3,248,085	$9,736,886

STATEMENT OF OPERATIONS

Year Ended December 31, 2005 (continued)

	Baillie Gifford International Growth	Baillie Gifford Emerging Markets	Guardian Small Cap Stock

2005 Investment Income
Income:
Reinvested dividends	$152,754	$35,747	$20,587
Expenses:
Mortality and expense risk charges	60,235	21,564	52,069

Net investment income/(expense)	92,519	14,183	(31,482)

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	576,035	232,602	204,714
Reinvested realized gain distributions	—	254,893	1,690,648

Net realized gain/(loss) on investments	576,035	487,495	1,895,362
Net change in unrealized appreciation/(depreciation) of investments	788,573	649,672	(1,906,740)

Net realized and unrealized gain/(loss) from investments	1,364,608	1,137,167	(11,378)

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,457,127	$1,151,350	$(42,860)

See notes to financial statements.

B-14	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B

534,806	602,335	116,822	43,181	296,122	55,324	8,126
20.07	22.22	24.68	17.83	22.32	24.65	26.54

$10,733,559	$13,383,878	$2,883,167	$769,915	$6,609,436	$1,363,733	$215,664

17,759	20,508	5,605	2,141	10,555	2,546	1,785

$10,715,800	$13,363,370	$2,877,562	$767,774	$6,598,881	$1,361,187	$213,879

$10,634,971	$13,052,581	$2,776,528	$741,839	$6,415,654	$1,329,545	$211,553

$10,634,971	$13,052,581	$2,776,528	$741,839	$6,415,654	$1,329,545	$211,553
591,740	568,365	222,172	89,121	555,776	111,130	17,830
$17.97	$22.97	$12.50	$8.32	$11.54	$11.96	$11.86

$80,829	$310,789	$101,034	$25,935	$183,227	$31,642	$2,326

$80,829	$310,789	$101,034	$25,935	$183,227	$31,642	$2,326
10,151	29,287	14,130	3,052	25,523	2,687	192
$7.96	$10.61	$7.15	$8.50	$7.18	$11.78	$12.13

$10,715,800	$13,363,370	$2,877,562	$767,774	$6,598,881	$1,361,187	$213,879

$10,715,800	$13,363,370	$2,877,562	$767,774	$6,598,881	$1,361,187	$213,879

$9,992,813	$11,269,033	$2,265,568	$688,723	$5,679,827	$1,263,276	$186,039

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B

$—	$58,435	$1,746	$16,831	$55,076	$12,716	$—

63,119	78,098	16,862	3,112	39,213	6,105	971

(63,119)	(19,663)	(15,116)	13,719	15,863	6,611	(971)

(1,010,613)	(303,609)	62,287	38,053	(112,626)	27,088	3,083
985,493	—	—	—	—	—	—

(25,120)	(303,609)	62,287	38,053	(112,626)	27,088	3,083
939,159	1,387,732	171,535	16,861	422,168	16,318	18,363

914,039	1,084,123	233,822	54,914	309,542	43,406	21,446

$850,920	$1,064,460	$218,706	$68,633	$325,405	$50,017	$20,475

STATEMENT OF ADDITIONAL INFORMATION	B-15

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (continued)

	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1

Assets:
Shares owned in underlying fund	9,061	59,988	215,170
Net asset value per share (NAV)	15.63	12.84	8.23

Total Assets (Shares x NAV)	$141,623	$770,241	$1,770,851

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	1,230	1,992	3,688

Net Assets	$140,393	$768,249	$1,767,163

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$137,585	$751,951	$1,767,163

Net Assets	$137,585	$751,951	$1,767,163
Units Outstanding	13,130	58,913	140,814
Unit Value (accumulation)	$10.48	$12.76	$12.55

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$2,808	$16,298	$—

Net Assets	$2,808	$16,298	$—
Units Outstanding	262	1,251	—
Unit Value (accumulation)	$10.71	$13.03	$—

Net Assets: Total
Contract value in accumulation period	$140,393	$768,249	$1,767,163

Net Assets	$140,393	$768,249	$1,767,163

FIFO Cost Of Shares In Underlying Fund	$133,203	$729,518	$1,335,295

STATEMENT OF OPERATIONS

Year Ended December 31, 2005 (continued)

	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1

2005 Investment Income
Income:
Reinvested dividends	$—	$6,222	$17,554
Expenses:
Mortality and expense risk charges	953	3,302	10,147

Net investment income/(expense)	(953)	2,920	7,407

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(2,355)	13,288	73,415
Reinvested realized gain distributions	—	8,743	—

Net realized gain/(loss) on investments	(2,355)	22,031	73,415
Net change in unrealized appreciation/(depreciation) of investments	(6,591)	7,634	117,163

Net realized and unrealized gain/(loss) from investments	(8,946)	29,665	190,578

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(9,899)	$32,585	$197,985

See notes to financial statements.

B-16	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity- Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

426,968	5,070	7,246	26,454	282,079	152,368	180,047
8.20	13.83	17.33	12.77	31.03	25.49	17.34

$3,501,142	$70,114	$125,566	$337,818	$8,752,911	$3,883,873	$3,122,008

5,644	—	—	—	14,125	7,272	5,591

$3,495,498	$70,114	$125,566	$337,818	$8,738,786	$3,876,601	$3,116,417

$3,495,498	$—	$—	$—	$8,738,786	$3,876,601	$3,116,417

$3,495,498	$—	$—	$—	$8,738,786	$3,876,601	$3,116,417
213,818	—	—	—	702,712	267,365	309,219
$16.35	$—	$—	$—	$12.44	$14.50	$10.08

$—	$70,114	$125,566	$337,818	$—	$—	$—

$—	$70,114	$125,566	$337,818	$—	$—	$—
—	5,042	4,984	28,188	—	—	—
$—	$13.91	$25.19	$11.98	$—	$—	$—

$3,495,498	$70,114	$125,566	$337,818	$8,738,786	$3,876,601	$3,116,417

$3,495,498	$70,114	$125,566	$337,818	$8,738,786	$3,876,601	$3,116,417

$3,145,581	$56,794	$111,686	$283,775	$6,850,666	$3,367,161	$2,512,335

Investment Divisions
American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity- Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

$25,758	$326	$3,574	$3,223	$16,943	$55,057	$27,524

19,372	—	—	—	44,144	22,273	18,740

6,386	326	3,574	3,223	(27,201)	32,784	8,784

84,508	1,991	7,102	22,788	301,948	118,001	38,804
298,024	—	7,278	—	1,059	120,990	—

382,532	1,991	14,380	22,788	303,007	238,991	38,804
(243,763)	3,152	(2,250)	3,929	831,316	(80,764)	189,286

138,769	5,143	12,130	26,717	1,134,323	158,227	228,090

$145,155	$5,469	$15,704	$29,940	$1,107,122	$191,011	$236,874

STATEMENT OF ADDITIONAL INFORMATION	B-17

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

Assets:
Shares owned in underlying fund	75,650	65,386	14,683
Net asset value per share (NAV)	6.17	141.88	30.69

Total Assets (Shares x NAV)	$466,761	$9,276,913	$450,607

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	2,254	14,417	—

Net Assets	$464,507	$9,262,496	$450,607

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$464,507	$9,262,496	$—

Net Assets	$464,507	$9,262,496	$—
Units Outstanding	47,696	710,848	—
Unit Value (accumulation)	$9.74	$13.03	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$—	$—	$450,607

Net Assets	$—	$—	$450,607
Units Outstanding	—	—	35,239
Unit Value (accumulation)	$—	$—	$12.79

Net Assets: Total
Contract value in accumulation period	$464,507	$9,262,496	$450,607

Net Assets	$464,507	$9,262,496	$450,607

FIFO Cost Of Shares In Underlying Fund	$494,785	$7,755,380	$351,628

STATEMENT OF OPERATIONS

Year Ended December 31, 2005 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

2005 Investment Income
Income:
Reinvested dividends	$63,655	$153,595	$424
Expenses:
Mortality and expense risk charges	2,678	54,495	—

Net investment income/(expense)	60,977	99,100	424

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	3,837	97,759	25,441
Reinvested realized gain distributions	—	—	61

Net realized gain/(loss) on investments	3,837	97,759	25,502
Net change in unrealized appreciation/(depreciation) of investments	(56,339)	170,797	37,592

Net realized and unrealized gain/(loss) from investments	(52,502)	268,556	63,094

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,475	$367,656	$63,518

See notes to financial statements.

B-18	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

9,272	3,949	13,824	98,085	61,133	70,642	104,743
25.17	17.23	34.67	29.02	27.68	20.86	27.96

$233,384	$68,038	$479,269	$2,846,439	$1,692,150	$1,473,586	$2,928,616

—	—	—	5,240	3,822	3,005	5,425

$233,384	$68,038	$479,269	$2,841,199	$1,688,328	$1,470,581	$2,923,191

$—	$—	$—	$2,841,199	$1,688,328	$1,470,581	$2,923,191

$—	$—	$—	$2,841,199	$1,688,328	$1,470,581	$2,923,191
—	—	—	539,631	206,952	234,682	471,161
$—	$—	$—	$5.27	$8.16	$6.27	$6.20

$233,384	$68,038	$479,269	$—	$—	$—	$—

$233,384	$68,038	$479,269	$—	$—	$—	$—
18,187	7,948	24,639	—	—	—	—
$12.83	$8.56	$19.45	$—	$—	$—	$—

$233,384	$68,038	$479,269	$2,841,199	$1,688,328	$1,470,581	$2,923,191

$233,384	$68,038	$479,269	$2,841,199	$1,688,328	$1,470,581	$2,923,191

$219,929	$60,463	$349,839	$2,040,692	$1,286,659	$1,249,925	$2,503,270

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

$3,875	$354	$—	$—	$3,310	$4,820	$38,337

—	—	—	15,768	9,189	8,652	16,746

3,875	354	—	(15,768)	(5,879)	(3,832)	21,591

35,946	1,979	34,940	92,254	76,656	22,951	27,277
9,579	—	5,808	—	—	—	—

45,525	1,979	40,748	92,254	76,656	22,951	27,277
(36,947)	3,116	27,497	215,173	97,953	37,467	101,649

8,578	5,095	68,245	307,427	174,609	60,418	128,926

$12,453	$5,449	$68,245	$291,659	$168,730	$56,586	$150,517

STATEMENT OF ADDITIONAL INFORMATION	B-19

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (continued)

	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Large Cap Growth Service Shares

Assets:
Shares owned in underlying fund	8,537	6,160	10,890
Net asset value per share (NAV)	28.41	27.45	20.61

Total Assets (Shares x NAV)	$242,542	$169,087	$224,451

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$242,542	$169,087	$224,451

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$—	$—	$—

Net Assets	$—	$—	$—
Units Outstanding	—	—	—
Unit Value (accumulation)	$—	$—	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$242,542	$169,087	$224,451

Net Assets	$242,542	$169,087	$224,451
Units Outstanding	22,367	13,887	24,611
Unit Value (accumulation)	$10.84	$12.18	$9.12

Net Assets: Total
Contract value in accumulation period	$242,542	$169,087	$224,451

Net Assets	$242,542	$169,087	$224,451

FIFO Cost Of Shares In Underlying Fund	$195,876	$131,435	$201,448

STATEMENT OF OPERATIONS

Year Ended December 31, 2005 (continued)

	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Large Cap Growth Service Shares

2005 Investment Income
Income:
Reinvested dividends	$—	$13	$277
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	—	13	277

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	48,638	8,401	12,877
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	48,638	8,401	12,877
Net change in unrealized appreciation/(depreciation) of investments	(22,488)	10,146	(4,537)

Net realized and unrealized gain/(loss) from investments	26,150	18,547	8,340

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,150	$18,560	$8,617

See notes to financial statements.

B-20	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Janus Aspen Worldwide Growth Service Shares	MFS Research Bond Initial Class	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

10,457	41,015	236,380	203,576	71,678	24,364	274,197
27.76	11.61	19.13	19.29	15.65	16.41	20.69

$290,273	$476,186	$4,521,945	$3,926,973	$1,121,761	$399,811	$5,673,138

—	2,071	8,499	6,895	2,865	2,424	7,906

$290,273	$474,115	$4,513,446	$3,920,078	$1,118,896	$397,387	$5,665,232

$—	$474,115	$4,368,593	$3,858,499	$985,039	$296,635	$5,212,092

$—	$474,115	$4,368,593	$3,858,499	$985,039	$296,635	$5,212,092
—	31,265	367,021	300,495	111,837	36,862	327,243
$—	$15.16	$11.90	$12.84	$8.81	$8.05	$15.93

$290,273	$—	$144,853	$61,579	$133,857	$100,752	$453,140

$290,273	$—	$144,853	$61,579	$133,857	$100,752	$453,140
31,230	—	24,876	6,493	14,712	12,309	32,164
$9.29	$—	$5.82	$9.48	$9.10	$8.18	$14.09

$290,273	$474,115	$4,513,446	$3,920,078	$1,118,896	$397,387	$5,665,232

$290,273	$474,115	$4,513,446	$3,920,078	$1,118,896	$397,387	$5,665,232

$252,089	$487,618	$3,503,167	$3,253,484	$918,841	$319,899	$5,205,696

Investment Divisions
Janus Aspen Worldwide Growth Service Shares	MFS Research Bond Initial Class	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$3,293	$22,339	$—	$20,735	$—	$1,782	$100,195

—	2,635	24,987	23,256	5,773	1,867	28,574

3,293	19,704	(24,987)	(2,521)	(5,773)	(85)	71,621

5,690	(2,067)	31,552	(48,358)	59,220	19,686	102,124
—	3,771	—	—	—	—	196,433

5,690	1,704	31,552	(48,358)	59,220	19,686	298,557
6,669	(17,745)	354,818	297,465	(6,150)	7,847	(247,687)

12,359	(16,041)	386,370	249,107	53,070	27,533	50,870

$15,652	$3,663	$361,383	$246,586	$47,297	$27,448	$122,491

STATEMENT OF ADDITIONAL INFORMATION	B-21

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005

	Guardian Stock	Guardian VC 500 Index	Guardian VC Asset Allocation

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,258,968	$33,714	$2,641
Net realized gain/(loss) from sale of investments	(15,244,350)	6,736	10,479
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	19,459,174	220,540	21,906

Net increase/(decrease) resulting from operations	5,473,792	260,990	35,026

2004 Policy Transactions
Net policy purchase payments	24,977,600	706,307	96,290
Transfers on account of death, surrenders and withdrawals	(10,808,038)	(123,594)	(44,220)
Transfers of policy loans	(3,462,681)	(38,780)	(5,541)
Transfers of cost of insurance and policy fees	(7,938,897)	(198,854)	(31,316)
Transfers between investment divisions	(4,036,476)	342,219	69,652
Transfers–other	31,211	(110)	1,140

Net increase/(decrease) from policy transactions	(1,237,281)	687,188	86,005

Total Increase/(Decrease) in Net Assets	4,236,511	948,178	121,031
Net Assets at December 31, 2003	103,039,576	2,062,847	287,756

Net Assets at December 31, 2004	$107,276,087	$3,011,025	$408,787

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$586,693	$36,764	$811
Net realized gain/(loss) from sale of investments	(14,109,521)	186,442	13,532
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	17,044,232	(82,314)	3,407

Net increase/(decrease) resulting from operations	3,521,404	140,892	17,750

2005 Policy Transactions
Net policy purchase payments	20,753,549	666,370	91,976
Transfers on account of death, surrenders and withdrawals	(12,448,334)	(226,804)	(30,757)
Transfers of policy loans	(3,635,120)	(192,734)	(13,811)
Transfers of cost of insurance and policy fees	(6,950,950)	(207,482)	(31,959)
Transfers between investment divisions	(6,614,931)	157,601	27,825
Transfers–other	(16,255)	3,251	(54)

Net increase/(decrease) from policy transactions	(8,912,041)	200,202	43,220

Total Increase/(Decrease) in Net Assets	(5,390,637)	341,094	60,970
Net Assets at December 31, 2004	107,276,087	3,011,025	408,787

Net Assets at December 31, 2005	$101,885,450	$3,352,119	$469,757

See notes to financial statements.

B-22	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash	Gabelli Capital Asset

$2,032	$219	$136	$73	$132,158	$12,311	$(17,013)
608	1	7	26	6,283	—	140,786
—	—	1,487	3,898	37,966	—	282,437
(138)	(159)	(247)	(1,391)	(48,787)	4	615,282

2,502	61	1,383	2,606	127,620	12,315	1,021,492

21,705	4,443	170	715	926,737	1,215,360	1,514,912
(5,283)	—	—	—	(412,798)	(575,216)	(652,590)
(50)	—	—	—	(32,290)	(229,868)	(254,050)
(5,598)	(779)	(143)	(425)	(281,765)	(359,081)	(466,321)
(2,862)	15,099	31,872	58,012	(381,978)	(294,016)	712,655
(34)	—	38	(9)	(219)	(9,962)	(2,221)

7,878	18,763	31,937	58,293	(182,313)	(252,783)	852,385

10,380	18,824	33,320	60,899	(54,693)	(240,468)	1,873,877
24,840	—	—	—	3,907,872	4,218,335	6,299,079

$35,220	$18,824	$33,320	$60,899	$3,853,179	$3,977,867	$8,172,956

$2,042	$4,144	$1,583	$(1,260)	$127,451	$87,305	$(23,709)
204	(260)	391	(1,360)	(34,554)	—	249,926
—	—	29,974	42,883	27,092	—	594,217
(1,285)	(2,993)	(15,005)	(14,278)	(54,569)	(4)	(685,268)

961	891	16,943	25,985	65,420	87,301	135,166

16,443	22,769	31,028	46,046	792,598	1,207,511	1,530,102
(5,467)	—	(1,453)	(1,006)	(516,923)	(329,953)	(699,940)
(520)	(4,672)	(2,704)	(6,081)	(70,966)	(122,064)	(331,233)
(4,597)	(5,682)	(10,206)	(13,903)	(249,257)	(302,900)	(497,357)
(7,697)	170,907	158,462	300,324	(73,781)	(804,041)	851,570
59	17	6	428	(118)	(6,021)	6,210

(1,779)	183,339	175,133	325,808	(118,447)	(357,468)	859,352

(818)	184,230	192,076	351,793	(53,027)	(270,167)	994,518
35,220	18,824	33,320	60,899	3,853,179	3,977,867	8,172,956

$34,402	$203,054	$225,396	$412,692	$3,800,152	$3,707,700	$9,167,474

STATEMENT OF ADDITIONAL INFORMATION	B-23

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005 (continued)

	Baillie Gifford International Growth	Baillie Gifford Emerging Markets	Guardian Small Cap Stock

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(30,385)	$(7,373)	$(52,235)
Net realized gain/(loss) from sale of investments	277,016	135,394	138,164
Reinvested realized gain distributions	—	47,020	1,559,646
Net change in unrealized appreciation/(depreciation) of investments	1,035,190	237,242	(441,911)

Net increase/(decrease) resulting from operations	1,281,821	412,283	1,203,664

2004 Policy Transactions
Net policy purchase payments	1,564,001	323,746	1,682,889
Transfers on account of death, surrenders and withdrawals	(595,830)	(121,521)	(601,207)
Transfers of policy loans	(253,949)	(35,674)	(291,661)
Transfers of cost of insurance and policy fees	(522,597)	(110,574)	(545,957)
Transfers between investment divisions	328,725	451,747	514,997
Transfers–other	(2,696)	(9,091)	1,149

Net increase/(decrease) from policy transactions	517,654	498,633	760,210

Total Increase/(Decrease) in Net Assets	1,799,475	910,916	1,963,874
Net Assets at December 31, 2003	7,717,028	1,399,560	7,737,997

Net Assets at December 31, 2004	$9,516,503	$2,310,476	$9,701,871

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$92,519	$14,183	$(31,482)
Net realized gain/(loss) from sale of investments	576,035	232,602	204,714
Reinvested realized gain distributions	—	254,893	1,690,648
Net change in unrealized appreciation/(depreciation) of investments	788,573	649,672	(1,906,740)

Net increase/(decrease) resulting from operations	1,457,127	1,151,350	(42,860)

2005 Policy Transactions
Net policy purchase payments	1,466,796	477,651	1,574,248
Transfers on account of death, surrenders and withdrawals	(1,139,708)	(336,057)	(1,307,240)
Transfers of policy loans	(307,743)	(64,880)	(277,123)
Transfers of cost of insurance and policy fees	(543,157)	(166,288)	(517,760)
Transfers between investment divisions	352,054	1,118,549	(79,855)
Transfers–other	(624)	(484)	1,768

Net increase/(decrease) from policy transactions	(172,382)	1,028,491	(605,962)

Total Increase/(Decrease) in Net Assets	1,284,745	2,179,841	(648,822)
Net Assets at December 31, 2004	9,516,503	2,310,476	9,701,871

Net Assets at December 31, 2005	$10,801,248	$4,490,317	$9,053,049

See notes to financial statements.

B-24	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B

$(61,385)	$(31,991)	$(16,389)	$5,801	$(8,198)	$426	$(558)
(1,192,661)	(700,620)	(5,657)	(3,940)	(335,050)	29,222	2,482
—	—	—	—	—	—	—
2,284,977	2,023,474	190,408	56,021	678,170	39,616	4,877

1,030,931	1,290,863	168,362	57,882	334,922	69,264	6,801

2,023,347	2,300,574	722,386	62,119	1,741,525	124,316	23,408
(795,230)	(871,586)	(154,357)	(7,436)	(539,264)	(68,466)	(7,480)
(328,926)	(344,356)	(207,598)	(4,470)	(323,997)	(4,518)	(4,422)
(657,851)	(807,807)	(209,810)	(18,116)	(500,521)	(33,911)	(6,255)
(319,470)	(140,971)	10,367	42,109	(339,203)	226,001	18,068
(117)	2,483	2,326	(101)	(1,439)	(314)	115

(78,247)	138,337	163,314	74,105	37,101	243,108	23,434

952,684	1,429,200	331,676	131,987	372,023	312,372	30,235
9,475,148	11,043,807	2,643,911	190,493	6,282,268	445,944	69,870

$10,427,832	$12,473,007	$2,975,587	$322,480	$6,654,291	$758,316	$100,105

$(63,119)	$(19,663)	$(15,116)	$13,719	$15,863	$6,611	$(971)
(1,010,613)	(303,609)	62,287	38,053	(112,626)	27,088	3,083
985,493	—	—	—	—	—	—
939,159	1,387,732	171,535	16,861	422,168	16,318	18,363

850,920	1,064,460	218,706	68,633	325,405	50,017	20,475

1,764,986	2,127,312	603,366	110,693	1,470,123	192,518	26,171
(1,061,805)	(1,260,870)	(238,633)	(34,926)	(662,395)	(80,101)	(8,082)
(432,562)	(368,279)	(304,482)	(10,997)	(334,706)	(11,178)	(2,187)
(617,709)	(779,888)	(187,306)	(30,138)	(450,949)	(54,502)	(7,770)
(212,436)	112,317	(186,696)	342,091	(400,766)	505,879	85,233
(3,426)	(4,689)	(2,980)	(62)	(2,122)	238	(66)

(562,952)	(174,097)	(316,731)	376,661	(380,815)	552,854	93,299

287,968	890,363	(98,025)	445,294	(55,410)	602,871	113,774
10,427,832	12,473,007	2,975,587	322,480	6,654,291	758,316	100,105

$10,715,800	$13,363,370	$2,877,562	$767,774	$6,598,881	$1,361,187	$213,879

STATEMENT OF ADDITIONAL INFORMATION	B-25

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005

	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,002)	$371	$(1,349)
Net realized gain/(loss) from sale of investments	2,850	13,349	(5,068)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	8,429	12,320	192,547

Net increase/(decrease) resulting from operations	10,277	26,040	186,130

2004 Policy Transactions
Net policy purchase payments	34,250	44,259	327,597
Transfers on account of death, surrenders and withdrawals	(16,876)	(32,964)	(102,104)
Transfers of policy loans	(8,877)	1,672	(15,445)
Transfers of cost of insurance and policy fees	(11,109)	(12,984)	(93,827)
Transfers between investment divisions	204,720	158,610	(138,953)
Transfers–other	30	189	581

Net increase/(decrease) from policy transactions	202,138	158,782	(22,151)

Total Increase/(Decrease) in Net Assets	212,415	184,822	163,979
Net Assets at December 31, 2003	118,711	140,166	1,362,312

Net Assets at December 31, 2004	$331,126	$324,988	$1,526,291

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$(953)	$2,920	$7,407
Net realized gain/(loss) from sale of investments	(2,355)	13,288	73,415
Reinvested realized gain distributions	—	8,743	—
Net change in unrealized appreciation/(depreciation) of investments	(6,591)	7,634	117,163

Net increase/(decrease) resulting from operations	(9,899)	32,585	197,985

2005 Policy Transactions
Net policy purchase payments	32,572	86,800	291,529
Transfers on account of death, surrenders and withdrawals	(12,154)	(5,389)	(158,504)
Transfers of policy loans	(7,035)	(10,325)	(112,215)
Transfers of cost of insurance and policy fees	(12,451)	(31,782)	(89,792)
Transfers between investment divisions	(181,786)	371,359	112,763
Transfers–other	20	13	(894)

Net increase/(decrease) from policy transactions	(180,834)	410,676	42,887

Total Increase/(Decrease) in Net Assets	(190,733)	443,261	240,872
Net Assets at December 31, 2004	331,126	324,988	1,526,291

Net Assets at December 31, 2005	$140,393	$768,249	$1,767,163

See notes to financial statements.

B-26	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity- Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

$8,903	$179	$2,105	$2,302	$(15,085)	$19,562	$(3,080)
58,395	1,364	6,359	10,809	86,816	32,310	(70,281)
19,290	—	2,571	—	—	8,985	—
233,944	3,264	7,532	17,107	570,883	266,021	270,409

320,532	4,807	18,567	30,218	642,614	326,878	197,048

556,589	15,482	25,012	86,360	985,786	609,166	705,519
(464,140)	(1,126)	(5,565)	(10,019)	(488,489)	(229,439)	(261,081)
(77,601)	(2)	(892)	7,963	(81,665)	(59,500)	(87,485)
(142,862)	(4,552)	(7,851)	(28,698)	(268,611)	(164,103)	(208,341)
290,519	1,344	(4,475)	17,907	1,331,876	509,825	(54,696)
(898)	22	(244)	(186)	2,471	(1,519)	(586)

161,607	11,168	5,985	73,327	1,481,368	664,430	93,330

482,139	15,975	24,552	103,545	2,123,982	991,308	290,378
2,407,698	37,453	52,267	188,594	3,390,695	2,414,028	2,850,483

$2,889,837	$53,428	$76,819	$292,139	$5,514,677	$3,405,336	$3,140,861

$6,386	$326	$3,574	$3,223	$(27,201)	$32,784	$8,784
84,508	1,991	7,102	22,788	301,948	118,001	38,804
298,024	—	7,278	—	1,059	120,990	—
(243,763)	3,152	(2,250)	3,929	831,316	(80,764)	189,286

145,155	5,469	15,704	29,940	1,107,122	191,011	236,874

572,342	15,935	28,482	88,120	1,190,821	630,026	597,059
(236,094)	(1,332)	(10,542)	(40,282)	(732,371)	(499,851)	(425,496)
(73,571)	(109)	(569)	(7,673)	(111,877)	(98,295)	(120,607)
(161,876)	(4,779)	(10,213)	(30,251)	(369,416)	(180,235)	(184,032)
360,255	1,494	25,906	5,846	2,140,211	424,405	(127,292)
(550)	8	(21)	(21)	(381)	4,204	(950)

460,506	11,217	33,043	15,739	2,116,987	280,254	(261,318)

605,661	16,686	48,747	45,679	3,224,109	471,265	(24,444)
2,889,837	53,428	76,819	292,139	5,514,677	3,405,336	3,140,861

$3,495,498	$70,114	$125,566	$337,818	$8,738,786	$3,876,601	$3,116,417

STATEMENT OF ADDITIONAL INFORMATION	B-27

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$26,415	$48,527	$452
Net realized gain/(loss) from sale of investments	21,251	(156,990)	8,598
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(16,234)	910,138	30,063

Net increase/(decrease) resulting from operations	31,432	801,675	39,113

2004 Policy Transactions
Net policy purchase payments	112,619	1,959,936	100,195
Transfers on account of death, surrenders and withdrawals	(44,198)	(694,590)	(7,518)
Transfers of policy loans	(8,381)	(275,131)	10,091
Transfers of cost of insurance and policy fees	(26,794)	(603,697)	(32,252)
Transfers between investment divisions	2,343	185,600	17,115
Transfers–other	(32)	(1,126)	(158)

Net increase/(decrease) from policy transactions	35,557	570,992	87,473

Total Increase/(Decrease) in Net Assets	66,989	1,372,667	126,586
Net Assets at December 31, 2003	344,478	7,480,915	186,863

Net Assets at December 31, 2004	$411,467	$8,853,582	$313,449

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$60,977	$99,100	$424
Net realized gain/(loss) from sale of investments	3,837	97,759	25,441
Reinvested realized gain distributions	—	—	61
Net change in unrealized appreciation/(depreciation) of investments	(56,339)	170,797	37,592

Net increase/(decrease) resulting from operations	8,475	367,656	63,518

2005 Policy Transactions
Net policy purchase payments	96,237	1,771,839	111,347
Transfers on account of death, surrenders and withdrawals	(35,020)	(926,871)	(29,898)
Transfers of policy loans	8,085	(332,867)	(10,696)
Transfers of cost of insurance and policy fees	(24,985)	(567,501)	(39,799)
Transfers between investment divisions	88	98,422	43,629
Transfers–other	160	(1,764)	(943)

Net increase/(decrease) from policy transactions	44,565	41,258	73,640

Total Increase/(Decrease) in Net Assets	53,040	408,914	137,158
Net Assets at December 31, 2004	411,467	8,853,582	313,449

Net Assets at December 31, 2005	$464,507	$9,262,496	$450,607

See notes to financial statements.

B-28	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

$2,809	$132	$—	$(12,943)	$(5,221)	$(5,684)	$10,208
2,092	3,989	17,461	28,795	39,712	(3,863)	(35,806)
732	—	—	—	—	—	—
19,712	(1,030)	49,877	359,845	163,508	64,584	137,998

25,345	3,091	67,338	375,697	197,999	55,037	112,400

78,722	33,737	114,669	551,039	309,900	358,125	695,579
(5,633)	(1,374)	(18,027)	(168,957)	(336,624)	(34,419)	(183,105)
(324)	(160)	(2,788)	(78,364)	(27,733)	(44,070)	(92,503)
(22,675)	(9,743)	(34,144)	(154,373)	(83,909)	(103,251)	(189,631)
4,630	(11,082)	629	36,340	(36,072)	(22,009)	(125,239)
(12)	24	(4)	15,901	343	1,929	11,028

54,708	11,402	60,335	201,586	(174,095)	156,305	116,129

80,053	14,493	127,673	577,283	23,904	211,342	228,529
192,719	38,276	224,446	1,726,627	1,304,983	1,107,749	2,354,942

$272,772	$52,769	$352,119	$2,303,910	$1,328,887	$1,319,091	$2,583,471

$3,875	$354	$—	$(15,768)	$(5,879)	$(3,832)	$21,591
35,946	1,979	34,940	92,254	76,656	22,951	27,277
9,579	—	5,808	—	—	—	—
(36,947)	3,116	27,497	215,173	97,953	37,467	101,649

12,453	5,449	68,245	291,659	168,730	56,586	150,517

59,900	27,182	116,751	517,137	277,832	346,053	634,194
(15,743)	(2,687)	(21,207)	(199,312)	(107,227)	(128,540)	(168,638)
(73,805)	(4,146)	(21,310)	(122,080)	(33,330)	22,702	(142,685)
(23,335)	(9,946)	(39,518)	(153,865)	(83,209)	(97,694)	(177,159)
1,858	(577)	24,262	222,254	136,407	(50,346)	55,153
(716)	(6)	(73)	(18,504)	238	2,729	(11,662)

(51,841)	9,820	58,905	245,630	190,711	94,904	189,203

(39,388)	15,269	127,150	537,289	359,441	151,490	339,720
272,772	52,769	352,119	2,303,910	1,328,887	1,319,091	2,583,471

$233,384	$68,038	$479,269	$2,841,199	$1,688,328	$1,470,581	$2,923,191

STATEMENT OF ADDITIONAL INFORMATION	B-29

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005

	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Large Cap Growth Service Shares

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$32	$—
Net realized gain/(loss) from sale of investments	2,770	3,425	8,830
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	38,616	16,606	(199)

Net increase/(decrease) resulting from operations	41,386	20,063	8,631

2004 Policy Transactions
Net policy purchase payments	64,035	45,246	79,577
Transfers on account of death, surrenders and withdrawals	(30)	(5,956)	(10,915)
Transfers of policy loans	7,159	(532)	(11,224)
Transfers of cost of insurance and policy fees	(21,122)	(15,016)	(24,572)
Transfers between investment divisions	(1,000)	(540)	(921)
Transfers–other	(27)	32	10

Net increase/(decrease) from policy transactions	49,015	23,234	31,955

Total Increase/(Decrease) in Net Assets	90,401	43,297	40,586
Net Assets at December 31, 2003	170,006	94,750	161,399

Net Assets at December 31, 2004	$260,407	$138,047	$201,985

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$13	$277
Net realized gain/(loss) from sale of investments	48,638	8,401	12,877
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(22,488)	10,146	(4,537)

Net increase/(decrease) resulting from operations	26,150	18,560	8,617

2005 Policy Transactions
Net policy purchase payments	53,578	44,001	69,916
Transfers on account of death, surrenders and withdrawals	(7,645)	(8,677)	(20,570)
Transfers of policy loans	(63,898)	(1,066)	(2,776)
Transfers of cost of insurance and policy fees	(23,723)	(16,118)	(23,515)
Transfers between investment divisions	(2,265)	(5,665)	(9,217)
Transfers–other	(62)	5	11

Net increase/(decrease) from policy transactions	(44,015)	12,480	13,849

Total Increase/(Decrease) in Net Assets	(17,865)	31,040	22,466
Net Assets at December 31, 2004	260,407	138,047	201,985

Net Assets at December 31, 2005	$242,542	$169,087	$224,451

See notes to financial statements.

B-30	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Janus Aspen Worldwide Growth Service Shares	MFS Research Bond Initial Class	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$2,078	$22,350	$(23,343)	$(387)	$(6,238)	$1,633	$47,752
3,712	(4,997)	(204,247)	(123,072)	(13,278)	15,766	56,563
—	—	—	—	—	—	—
5,113	(2,510)	681,800	487,055	73,491	27,781	328,138

10,903	14,843	454,210	363,596	53,975	45,180	432,453

77,024	102,214	1,097,118	819,558	294,405	87,843	1,023,681
(8,454)	(14,125)	(392,264)	(218,079)	(87,458)	(28,761)	(751,260)
8,709	(5,816)	(95,736)	(114,926)	(36,646)	(10,560)	(166,533)
(25,943)	(27,690)	(299,750)	(259,746)	(85,944)	(22,753)	(277,711)
(14,002)	(85,592)	(188,524)	(79,773)	(132,711)	(14,682)	342,665
26	64	239	(950)	4,378	182	(964)

37,360	(30,945)	121,083	146,084	(43,976)	11,269	169,878

48,263	(16,102)	575,293	509,680	9,999	56,449	602,331
192,285	363,977	3,574,892	3,260,985	1,111,169	291,571	4,097,176

$240,548	$347,875	$4,150,185	$3,770,665	$1,121,168	$348,020	$4,699,507

$3,293	$19,704	$(24,987)	$(2,521)	$(5,773)	$(85)	$71,621
5,690	(2,067)	31,552	(48,358)	59,220	19,686	102,124
—	3,771	—	—	—	—	196,433
6,669	(17,745)	354,818	297,465	(6,150)	7,847	(247,687)

15,652	3,663	361,383	246,586	47,297	27,448	122,491

74,101	106,149	932,687	728,167	235,163	83,080	1,038,949
(4,863)	(61,425)	(352,057)	(317,467)	(113,110)	(36,805)	(410,773)
(4,921)	(9,989)	(205,926)	(111,157)	(43,696)	(4,704)	(60,445)
(25,956)	(28,572)	(276,197)	(245,734)	(68,508)	(22,384)	(299,937)
(4,294)	116,421	(96,965)	(151,800)	(58,500)	2,808	571,118
6	(7)	336	818	(918)	(76)	4,322

34,073	122,577	1,878	(97,173)	(49,569)	21,919	843,234

49,725	126,240	363,261	149,413	(2,272)	49,367	965,725
240,548	347,875	4,150,185	3,770,665	1,121,168	348,020	4,699,507

$290,273	$474,115	$4,513,446	$3,920,078	$1,118,896	$397,387	$5,665,232

STATEMENT OF ADDITIONAL INFORMATION	B-31

THE GUARDIAN SEPARATE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (December 31, 2005)

NOTE 1 — ORGANIZATION

The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995 and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the fifty investment divisions within the Account, or the FRO. However, a policyowner may only invest in up to seven investment divisions, including the FRO, at any time.

The fifty investment divisions of the Account correspond to the following underlying mutual funds and class of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

The Guardian Stock Fund (GSF)

The Guardian VC 500 Index Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund (GHYBF)

The Guardian VC Low Duration Bond Fund

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

The Guardian Bond Fund, Inc. (GBF)

The Guardian Cash Fund, Inc. (GCF)

Gabelli Capital Asset Fund (GCAF)

Baillie Gifford International Growth Fund (BGIGF)

Baillie Gifford Emerging Markets Fund (BGEMF)

The Guardian Small Cap Stock Fund (GSCSF)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Premier Equity Fund Series I

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B (formerly AllianceBernstein Premier Growth Portfolio Class B)

AllianceBernstein Global Technology Portfolio
Class B (formerly AllianceBernstein Technology
Portfolio Class B)

AllianceBernstein Value Portfolio Class B

American Century VP International Fund Class 1

American Century VP Value Fund Class 1

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)

Janus Aspen Large Cap Growth Portfolio Institutional Shares (formerly Janus Aspen Growth Portfolio Institutional Shares)

Janus Aspen Worldwide Growth Portfolio Institutional Shares

Janus Aspen Mid Cap Growth Portfolio Service Shares

Janus Aspen Forty Portfolio Service Shares (formerly Janus Aspen Capital Appreciation Portfolio Service Shares)

Janus Aspen Large Cap Growth Portfolio Service Shares (formerly Janus Aspen Growth Portfolio Service Shares)

Janus Aspen Worldwide Growth Portfolio Service Shares

MFS Research Bond Series Initial Class (formerly MFS Bond Series Initial Class)

MFS Emerging Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

B-32	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses are determined based on the identified cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

STATEMENT OF ADDITIONAL INFORMATION	B-33

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

	Purchases	Sales
The Guardian Stock Fund	$10,870,084	$19,379,361
The Guardian VC 500 Index Fund	995,104	760,851
The Guardian VC Asset Allocation Fund	95,800	52,413
The Guardian VC High Yield Bond Fund	18,265	18,002
The Guardian VC Low Duration Bond Fund	215,308	27,204
The Guardian UBS VC Large Cap Value Fund	216,260	8,698
The Guardian UBS VC Small Cap Value Fund	438,348	69,226
The Guardian Bond Fund, Inc.	888,147	858,382
The Guardian Cash Fund, Inc.	2,992,242	3,235,087
Gabelli Capital Asset Fund	2,510,727	1,092,988
Baillie Gifford International Growth Fund	1,470,399	1,566,027
Baillie Gifford Emerging Markets Fund	1,735,901	439,770
The Guardian Small Cap Stock Fund	2,933,962	1,897,689
Value Line Centurion Fund	2,117,004	1,773,462
Value Line Strategic Asset Management Trust	1,573,035	1,785,697
AIM V.I. Capital Appreciation Fund Series I	460,152	796,139
AIM V.I. Utilities Fund Series I	510,265	119,773
AIM V.I. Premier Equity Fund Series I	910,451	1,287,189
AllianceBernstein Growth & Income Portfolio Class B	706,781	148,212
AllianceBernstein Large Cap Growth Portfolio Class B (formerly AllianceBernstein Premier Growth Portfolio Class B)	110,179	16,880
AllianceBernstein Global Technology Portfolio Class B (formerly AllianceBernstein Technology Portfolio Class B)	31,957	213,792
AllianceBernstein Value Portfolio Class B	481,165	58,523
American Century VP International Fund Class 1	450,817	402,375
American Century VP Value Fund Class 1	1,151,916	390,628
Davis Financial Portfolio	17,195	5,652
Davis Real Estate Portfolio	64,829	20,934
Davis Value Portfolio	87,544	68,581
Fidelity VIP Contrafund Portfolio Initial Class	2,965,046	877,057
Fidelity VIP Equity-Income Portfolio Initial Class	1,129,904	699,602
Fidelity VIP Growth Opportunities Portfolio Initial Class	428,519	686,312
Fidelity VIP High Income Portfolio Initial Class	239,650	134,431
Fidelity VIP Index 500 Portfolio Initial Class	1,754,500	1,628,646
Fidelity VIP Contrafund Portfolio Service Class 2	140,996	66,871
Fidelity VIP Equity-Income Portfolio Service Class 2	161,002	199,389
Fidelity VIP Growth Opportunities Portfolio Service Class 2	24,525	14,351
Fidelity VIP Mid Cap Portfolio Service Class 2	144,341	79,628
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	578,910	352,279
Janus Aspen Forty Portfolio Institutional Shares (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)	434,814	251,793
Janus Aspen Large Cap Growth Portfolio Institutional Shares (formerly Janus Aspen Growth Portfolio Institutional Shares)	362,288	273,563
Janus Aspen Worldwide Growth Portfolio Institutional Shares	706,571	500,031
Janus Aspen Mid Cap Growth Portfolio Service Shares	87,060	131,075

B-34	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Purchases	Sales
Janus Aspen Forty Portfolio Service Shares (formerly Janus Aspen Capital Appreciation Portfolio Service Shares)	39,795	27,302
Janus Aspen Large Cap Growth Service Shares (formerly Janus Aspen Growth Portfolio Service Shares)	65,580	51,456
Janus Aspen Worldwide Growth Portfolio Service Shares	66,306	28,940
MFS Research Bond Series Initial Class (formerly MFS Bond Series Initial Class)	264,934	119,248
MFS Emerging Growth Series Initial Class	691,903	720,025
MFS Investors Trust Series Initial Class	457,005	562,443
MFS New Discovery Series Initial Class	208,886	265,456
MFS Research Series Initial Class	90,351	67,651
MFS Total Return Series Initial Class	1,785,120	680,258

	$46,881,843	$44,911,342

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge through a reduction of the unit value, equal to an annual rate of .60% (will never be more than .90%) of the average daily net assets applicable to the Account for Park Avenue Life Series. For Park Avenue Millennium Series, GIAC deducts a monthly charge by redeeming units of the investment divisions, equal to an annual rate of .60% (reduced to .40% after the policy’s 12th anniversary) of the policy account value.

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance inforce, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 2004 and 2005, deductions for cost of life insurance amounted to $11,974,367 and $11,306,217, respectively.

b)	Policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract. For the years ended December 31, 2004 and 2005, these fees amounted to $3,985,865 and $3,600,198, respectively.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

GSF, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, GHYBF, The Guardian VC Low Duration Bond Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, GBF, GCF and GSCSF each has an investment advisory agreement with Guardian Investor Services LLC (GIS), formerly Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. Fees earned by GIS from this agreement range from .25% to .75% of the average daily net assets. BGIGF and BGEMF each have an investment advisory agreement with Guardian Baillie Gifford Ltd. (GBG), a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd. Fees earned by GBG from this agreement range from .80% to 1.00% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management L.P., American Century Investment Management, Inc., Davis Selected Advisers LP, Fidelity Management & Research Company, Janus Capital Corporation and Massachusetts Financial Services Company fund families which reimburse GIAC for administrative services provided. These fees range from .05% to .25% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

STATEMENT OF ADDITIONAL INFORMATION	B-35

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2005 and 2004 were as follows:

	2005			2004
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
The Guardian Stock Fund	1,428,143	(1,956,664)	(528,521)	1,793,496	1,843,393	(49,897)
The Guardian VC 500 Index Fund	149,082	(124,611)	24,471	151,875	66,184	85,691
The Guardian VC Asset Allocation Fund	12,591	(8,229)	4,362	20,409	11,076	9,333
The Guardian VC High Yield Bond Fund	1,349	(1,499)	(150)	2,253	1,620	633
The Guardian VC Low Duration Bond Fund	20,592	(2,391)	18,201	1,949	78	1,871
The Guardian UBS VC Large Cap Value Fund	17,900	(2,512)	15,388	2,971	13	2,958
The Guardian UBS VC Small Cap Value Fund	44,647	(15,372)	29,275	5,322	39	5,283
The Guardian Bond Fund, Inc.	63,554	(70,291)	(6,737)	78,971	89,914	(10,943)
The Guardian Cash Fund, Inc.	371,917	(399,782)	(27,865)	366,942	385,737	(18,795)
Gabelli Capital Asset Fund	164,590	(118,085)	46,505	158,702	105,888	52,814
Baillie Gifford International Growth Fund	147,254	(149,184)	(1,930)	164,006	130,629	33,377
Baillie Gifford Emerging Markets Fund	90,090	(37,553)	52,537	73,906	39,631	34,275
The Guardian Small Cap Stock Fund	159,038	(196,858)	(37,820)	186,337	130,625	55,712
Value Line Centurion Fund	129,925	(162,485)	(32,560)	155,429	159,189	(3,760)
Value Line Strategic Asset Management Trust	131,863	(138,972)	(7,109)	145,969	135,230	10,739
AIM V.I. Capital Appreciation Fund Series I	59,310	(90,775)	(31,465)	80,450	63,645	16,805
AIM V.I. Utilities Fund Series I	64,849	(17,600)	47,249	17,664	5,606	12,058
AIM V.I. Premier Equity Fund Series I	145,984	(179,569)	(33,585)	184,063	178,485	5,578
AllianceBernstein Growth & Income Portfolio Class B	70,808	(22,894)	47,914	43,020	19,976	23,044
AllianceBernstein Large Cap Growth Portfolio Class B (formerly AllianceBernstein Premier Growth Portfolio Class B)	10,171	(1,778)	8,393	4,365	1,975	2,390
AllianceBernstein Global Technology Portfolio Class B (formerly AllianceBernstein Technology Portfolio Class B)	3,773	(22,933)	(19,160)	26,108	5,744	20,364
AllianceBernstein Value Portfolio Class B	40,255	(6,776)	33,479	18,225	4,511	13,714
American Century VP International Fund Class 1	64,159	(60,256)	3,903	45,588	48,271	(2,683)
American Century VP Value Fund Class 1	71,831	(42,566)	29,265	65,732	55,922	9,810
Davis Financial Portfolio	1,384	(506)	878	1,416	472	944
Davis Real Estate Portfolio	2,605	(1,071)	1,534	1,387	1,067	320
Davis Value Portfolio	8,944	(7,434)	1,510	13,155	5,823	7,332
Fidelity VIP Contrafund Portfolio Initial Class	330,031	(142,766)	187,265	253,608	101,931	151,677
Fidelity VIP Equity-Income Portfolio Initial Class	93,925	(73,706)	20,219	108,773	55,852	52,921
Fidelity VIP Growth Opportunities Portfolio Initial Class	75,291	(103,388)	(28,097)	103,482	92,336	11,146
Fidelity VIP High Income Portfolio Initial Class	20,923	(16,358)	4,565	25,632	21,836	3,796
Fidelity VIP Index 500 Portfolio Initial Class	192,768	(189,887)	2,881	247,930	197,681	50,249
Fidelity VIP Contrafund Portfolio Service Class 2	15,227	(8,581)	6,646	13,611	4,648	8,963

B-36	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

	2005			2004
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Fidelity VIP Equity-Income Portfolio Service Class 2	5,512	(9,765)	(4,253)	7,743	2,939	4,804
Fidelity VIP Growth Opportunities Portfolio Service Class 2	3,472	(2,223)	1,249	4,994	3,489	1,505
Fidelity VIP Mid Cap Portfolio Service Class 2	9,665	(6,389)	3,276	8,737	4,349	4,388
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	173,079	(121,934)	51,145	167,209	118,107	49,102
Janus Aspen Forty Portfolio Institutional Shares ( formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)	79,069	(54,834)	24,235	68,811	96,956	(28,145)
Janus Aspen Large Cap Growth Portfolio Institutional Shares (formerly Janus Aspen Growth Portfolio Institutional Shares)	71,892	(55,423)	16,469	71,149	43,313	27,836
Janus Aspen Worldwide Growth Portfolio Institutional Shares	143,582	(110,603)	32,979	151,397	129,208	22,189
Janus Aspen Mid Cap Growth Portfolio Service Shares	5,765	(10,301)	(4,536)	9,532	3,789	5,743
Janus Aspen Forty Portfolio Service Shares (formerly Janus Aspen Capital Appreciation Portfolio Service Shares)	4,218	(3,092)	1,126	5,093	2,665	2,428
Janus Aspen Large Cap Growth Portfolio Service Shares (formerly Janus Aspen Growth Portfolio Service Shares)	8,149	(6,575)	1,574	9,807	5,951	3,856
Janus Aspen Worldwide Growth Portfolio Service Shares	8,663	(4,754)	3,909	11,823	7,330	4,493
MFS Research Bond Series Initial Class (formerly MFS Bond Series Initial Class)	19,335	(11,218)	8,117	17,111	19,497	(2,386)
MFS Emerging Growth Series Initial Class	95,926	(98,089)	(2,163)	143,189	127,932	15,257
MFS Investors Trust Series Initial Class	62,262	(70,123)	(7,861)	79,013	65,224	13,789
MFS New Discovery Series Initial Class	49,887	(56,144)	(6,257)	71,559	78,251	(6,692)
MFS Research Series Initial Class	13,075	(10,133)	2,942	15,452	13,889	1,563
MFS Total Return Series Initial Class	135,021	(80,566)	54,455	110,354	99,004	11,350

STATEMENT OF ADDITIONAL INFORMATION	B-37

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
The Guardian Stock Fund
2005	5,726,889	$17.61	$100,835,439	0.60%	1.18%	3.67%
2004	6,258,037	16.98	106,285,985	0.60%	1.84%	5.37%
2003	6,350,198	16.12	102,358,274	0.60%	0.99%	20.72%
2002	6,213,460	13.35	82,965,584	0.60%	0.88%	-21.35%
2001	5,720,515	16.98	97,121,772	0.60%	0.24%	-21.92%
The Guardian VC 500 Index Fund
2005	278,725	$8.93	$2,488,039	0.60%	1.60%	3.91%
2004	252,174	8.59	2,166,279	0.60%	1.81%	9.92%
2003	188,481	7.81	1,472,962	0.60%	2.16%	27.48%
2002	115,011	6.13	705,053	0.60%	3.43%	-22.88%
2001	43,542	7.95	346,128	0.60%	1.27%	-12.45%
The Guardian VC Asset Allocation Fund
2005	39,132	$10.31	$403,364	0.60%	0.73%	3.73%
2004	36,143	9.94	359,147	0.60%	1.34%	9.64%
2003	28,178	9.06	255,377	0.60%	3.20%	26.93%
2002	15,950	7.14	113,885	0.60%	2.80%	-20.36%
2001	9,421	8.97	84,462	0.60%	0.85%	-9.58%
Guardian VC Low Duration Bond Fund(5)
2005	19,931	$10.12	$201,614	0.60%	4.80%	0.64%
2004	1,404	10.05	14,114	0.60%	1.78%	0.51%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
Guardian UBS VC Large Cap Value Fund(5)
2005	16,972	$12.28	$208,366	0.60%	1.69%	8.97%
2004	2,958	11.27	33,320	0.60%	1.01%	12.66%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
Guardian UBS VC Small Cap Value Fund(5)
2005	34,444	$11.94	$411,315	0.60%	0.15%	3.59%
2004	5,280	11.53	60,864	0.60%	0.67%	15.28%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
The Guardian Bond Fund, Inc.
2005	210,985	$17.31	$3,652,503	0.60%	3.98%	1.74%
2004	219,034	17.02	3,727,095	0.60%	4.14%	3.58%
2003	232,830	16.43	3,824,804	0.60%	3.86%	4.11%
2002	212,537	15.78	3,353,738	0.60%	4.86%	8.81%
2001	144,458	14.50	2,094,888	0.60%	6.44%	8.21%
The Guardian Cash Fund, Inc.
2005	260,374	$13.44	$3,498,700	0.60%	2.78%	2.07%
2004	278,946	13.16	3,672,069	0.60%	0.88%	0.24%
2003	300,042	13.13	3,940,224	0.60%	0.71%	0.06%
2002	311,402	13.12	4,087,078	0.60%	1.28%	0.64%
2001	259,429	13.04	3,383,264	0.60%	3.60%	2.97%

B-38	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
Gabelli Capital Asset Fund
2005	472,532	$18.51	$8,745,079	0.60%	0.29%	1.42%
2004	422,579	18.25	7,711,143	0.60%	0.36%	14.85%
2003	376,040	15.89	5,974,713	0.60%	0.12%	34.64%
2002	341,102	11.80	4,025,100	0.60%	0.32%	-14.83%
2001	203,532	13.85	2,819,855	0.60%	0.63%	1.95%
Baillie Gifford International Growth Fund
2005	518,893	$19.94	$10,346,225	0.60%	1.56%	15.32%
2004	534,388	17.29	9,239,518	0.60%	0.26%	16.02%
2003	502,791	14.90	7,492,681	0.60%	1.58%	29.25%
2002	481,812	11.53	5,555,212	0.60%	0.08%	-18.20%
2001	433,571	14.09	6,111,142	0.60%	0.00%	-20.88%
Baillie Gifford Emerging Markets Fund
2005	178,762	$24.27	$4,339,092	0.60%	1.11%	39.67%
2004	129,235	17.38	2,245,989	0.60%	0.22%	22.82%
2003	96,380	14.15	1,363,836	0.60%	0.88%	52.99%
2002	82,451	9.26	762,606	0.60%	0.64%	-6.80%
2001	47,980	9.94	476,681	0.60%	0.22%	5.66%
The Guardian Small Cap Stock Fund
2005	561,697	$15.47	$8,690,754	0.60%	0.23%	-0.44%
2004	605,526	15.54	9,410,085	0.60%	—	14.48%
2003	555,881	13.57	7,545,937	0.60%	—	42.58%
2002	535,141	9.52	5,094,844	0.60%	—	-16.00%
2001	447,013	11.33	5,066,671	0.60%	0.01%	-8.37%
Value Line Centurion Fund
2005	591,740	$17.97	$10,634,971	0.60%	—	8.47%
2004	625,377	16.57	10,361,625	0.60%	—	10.84%
2003	630,525	14.95	9,424,865	0.60%	—	18.77%
2002	603,508	12.59	7,595,380	0.60%	—	-23.40%
2001	559,026	16.43	9,184,250	0.60%	0.17%	-16.85%
Value Line Strategic Asset Management Trust
2005	568,365	$22.97	$13,052,581	0.60%	0.45%	8.43%
2004	575,420	21.18	12,187,571	0.60%	0.34%	11.52%
2003	570,920	18.99	10,843,483	0.60%	0.72%	15.83%
2002	563,152	16.40	9,234,296	0.60%	1.35%	-13.05%
2001	535,433	18.86	10,097,942	0.60%	3.12%	-13.45%
AIM V.I. Capital Appreciation Fund Series I
2005	222,172	$12.50	$2,776,528	0.60%	0.06%	8.18%
2004	244,154	11.55	2,820,455	0.60%	—	5.98%
2003	231,653	10.90	2,524,939	0.60%	—	28.74%
2002	210,211	8.47	1,779,694	0.60%	—	-24.81%
2001	172,001	11.26	1,936,686	0.60%	—	-23.74%
AIM V.I. Utilities Fund Series I(7)
2005	89,121	$8.32	$741,839	0.60%	3.27%	16.13%
2004	40,299	7.17	288,844	0.60%	3.05%	23.76%
2003	29,760	5.79	172,353	0.60%	3.33%	18.32%
2002	29,778	4.89	145,752	0.60%	4.94%	-25.98%
2001	20,919	6.61	138,330	0.60%	2.05%	-28.36%

STATEMENT OF ADDITIONAL INFORMATION	B-39

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE SERIES
AIM V.I. Premier Equity Fund Series I
2005	555,776	$11.54	$6,415,654	0.60%	0.84%	5.02%
2004	590,026	10.99	6,485,389	0.60%	0.48%	5.14%
2003	587,500	10.45	6,142,189	0.60%	0.30%	24.33%
2002	578,676	8.41	4,866,064	0.60%	0.40%	-30.68%
2001	482,796	12.13	5,856,378	0.60%	0.14%	-13.09%
AllianceBernstein Growth & Income Portfolio Class B(4)
2005	111,130	$11.96	$1,329,545	0.60%	1.26%	3.97%
2004	65,721	11.51	756,260	0.60%	0.72%	10.55%
2003	42,229	10.41	439,557	0.60%	0.52%	31.39%
2002	7,657	7.92	60,657	0.60%	—	-20.78%
2001	—	—	—	—	—	—
AllianceBernstein Large Cap Growth Portfolio Class B(4) (formerly AllianceBernstein Premier Growth Portfolio Class B)
2005	17,830	$11.86	$211,553	0.60%	—	14.15%
2004	9,509	10.39	98,837	0.60%	—	7.69%
2003	7,220	9.65	69,681	0.60%	—	22.63%
2002	1,327	7.87	10,442	0.60%	—	-21.30%
2001	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B(4) (formerly AllianceBernstein Technology Portfolio Class B)
2005	13,130	$10.48	$137,585	0.60%	—	3.03%
2004	32,338	10.17	328,907	0.60%	—	4.45%
2003	11,964	9.74	116,500	0.60%	—	42.93%
2002	544	6.81	3,702	0.60%	—	-31.87%
2001	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(4)
2005	58,913	$12.76	$751,951	0.60%	1.15%	4.85%
2004	25,825	12.17	314,384	0.60%	0.84%	12.69%
2003	12,410	10.80	134,062	0.60%	0.73%	27.69%
2002	1,569	8.46	13,275	0.60%	—	-15.40%
2001	—	—	—	—	—	—
American Century VP International Fund Class 1
2005	140,814	$12.55	$1,767,163	0.60%	1.11%	12.57%
2004	136,913	11.15	1,526,291	0.60%	0.55%	14.23%
2003	139,596	9.76	1,362,312	0.60%	0.61%	23.76%
2002	143,324	7.89	1,130,131	0.60%	0.72%	-20.85%
2001	106,125	9.96	1,057,244	0.60%	0.08%	-29.60%
American Century VP Value Fund Class 1
2005	213,818	$16.35	$3,495,498	0.60%	0.82%	4.40%
2004	184,554	15.66	2,889,837	0.60%	0.99%	13.65%
2003	174,744	13.78	2,407,698	0.60%	0.91%	28.18%
2002	130,112	10.75	1,398,559	0.60%	0.73%	-13.15%
2001	50,071	12.38	619,665	0.60%	0.53%	12.15%
Fidelity VIP Contrafund Portfolio Initial Class
2005	702,712	$12.44	$8,738,786	0.60%	0.25%	16.24%
2004	515,446	10.70	5,514,677	0.60%	0.29%	14.78%
2003	363,769	9.32	3,390,695	0.60%	0.27%	27.69%
2002	160,716	7.30	1,173,156	0.60%	0.70%	-9.89%
2001	95,287	8.10	771,915	0.60%	0.31%	-12.77%

B-40	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE SERIES
Fidelity VIP Equity-Income Portfolio Initial Class
2005	267,365	$14.50	$3,876,601	0.60%	1.53%	5.23%
2004	247,146	13.78	3,405,336	0.60%	1.32%	10.86%
2003	194,225	12.43	2,414,028	0.60%	1.39%	29.55%
2002	145,213	9.59	1,393,193	0.60%	1.52%	-17.45%
2001	102,482	11.62	1,191,004	0.60%	1.11%	-5.53%
Fidelity VIP Growth Opportunities Portfolio Initial Class
2005	309,219	$10.08	$3,116,417	0.60%	0.92%	8.24%
2004	337,316	9.31	3,140,861	0.60%	0.52%	6.55%
2003	326,170	8.74	2,850,483	0.60%	0.67%	29.09%
2002	299,300	6.77	2,026,181	0.60%	1.12%	-22.31%
2001	278,072	8.71	2,423,167	0.60%	0.34%	-14.93%
Fidelity VIP High Income Portfolio Initial Class
2005	47,696	$9.74	$464,507	0.60%	15.70%	2.08%
2004	43,130	9.54	411,467	0.60%	8.02%	8.93%
2003	39,334	8.76	344,478	0.60%	5.38%	26.50%
2002	36,050	6.92	249,578	0.60%	8.29%	2.82%
2001	27,125	6.73	182,632	0.60%	10.90%	-12.26%
Fidelity VIP Index 500 Portfolio Initial Class
2005	710,848	$13.03	$9,262,496	0.60%	1.72%	4.19%
2004	707,967	12.51	8,853,582	0.60%	1.23%	9.95%
2003	657,718	11.37	7,480,915	0.60%	1.31%	27.64%
2002	648,099	8.91	5,775,329	0.60%	1.30%	-22.71%
2001	540,584	11.53	6,233,087	0.60%	1.12%	-12.63%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2005	539,631	$5.27	$2,841,199	0.60%	—	11.63%
2004	488,486	4.72	2,303,910	0.60%	—	20.02%
2003	439,384	3.93	1,726,627	0.60%	—	34.29%
2002	344,957	2.93	1,009,422	0.60%	—	-28.37%
2001	275,190	4.09	1,124,160	0.60%	—	-39.81%
Janus Aspen Forty Portfolio Institutional Shares (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)
2005	206,952	$8.16	$1,688,328	0.60%	0.23%	12.17%
2004	182,717	7.27	1,328,887	0.60%	0.24%	17.52%
2003	210,862	6.19	1,304,983	0.60%	0.47%	19.81%
2002	143,212	5.17	739,747	0.60%	0.65%	-16.18%
2001	116,718	6.16	719,247	0.60%	1.57%	-22.14%
Janus Aspen Large Cap Growth Portfolio Institutional Shares (formerly Janus Aspen Growth Portfolio Institutional Shares)
2005	234,682	$6.27	$1,470,581	0.60%	0.34%	3.66%
2004	218,213	6.04	1,319,091	0.60%	0.16%	3.89%
2003	190,377	5.82	1,107,749	0.60%	0.09%	30.94%
2002	156,277	4.44	694,458	0.60%	—	-26.95%
2001	126,103	6.08	767,116	0.60%	0.07%	-25.19%

STATEMENT OF ADDITIONAL INFORMATION	B-41

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE SERIES
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2005	471,161	$6.20	$2,923,191	0.60%	1.41%	5.23%
2004	438,183	5.90	2,583,471	0.60%	1.04%	4.15%
2003	415,994	5.66	2,354,942	0.60%	1.03%	23.25%
2002	358,584	4.59	1,647,057	0.60%	1.10%	-25.95%
2001	245,646	6.20	1,523,688	0.60%	0.60%	-22.90%
MFS Research Bond Series Initial Class (formerly MFS Bond Series Initial Class)
2005	31,265	$15.16	$474,115	0.60%	5.16%	0.90%
2004	23,148	15.03	347,875	0.60%	7.16%	5.43%
2003	25,534	14.25	363,977	0.60%	5.72%	8.68%
2002	20,171	13.12	264,564	0.60%	4.91%	8.27%
2001	13,877	12.11	168,105	0.60%	4.56%	8.05%
MFS Emerging Growth Series Initial Class
2005	367,021	$11.90	$4,368,593	0.60%	—	8.53%
2004	363,633	10.97	3,987,917	0.60%	—	12.28%
2003	354,022	9.77	3,457,892	0.60%	—	29.45%
2002	307,159	7.55	2,317,697	0.60%	—	-34.16%
2001	253,377	11.46	2,903,732	0.60%	—	-33.89%
MFS Investors Trust Series Initial Class
2005	300,495	$12.84	$3,858,499	0.60%	0.55%	6.67%
2004	308,794	12.04	3,717,155	0.60%	0.61%	10.69%
2003	296,568	10.88	3,225,337	0.60%	0.61%	21.41%
2002	273,448	8.96	2,449,378	0.60%	0.55%	-21.44%
2001	242,847	11.40	2,768,832	0.60%	0.48%	-16.46%
MFS New Discovery Series Initial Class
2005	111,837	$8.81	$985,039	0.60%	—	4.61%
2004	119,420	8.42	1,005,436	0.60%	—	5.88%
2003	127,979	7.95	1,017,678	0.60%	—	32.91%
2002	130,686	5.98	781,860	0.60%	—	-32.04%
2001	58,823	8.80	517,849	0.60%	—	-5.60%
MFS Research Series Initial Class
2005	36,862	$8.05	$296,635	0.60%	0.48%	7.15%
2004	36,083	7.51	270,976	0.60%	1.08%	15.15%
2003	36,356	6.52	237,100	0.60%	0.65%	23.96%
2002	32,191	5.26	169,366	0.60%	0.38%	-24.99%
2001	28,798	7.01	201,990	0.60%	—	-21.72%
MFS Total Return Series Initial Class
2005	327,243	$15.93	$5,212,092	0.60%	1.95%	2.20%
2004	276,853	15.58	4,314,493	0.60%	1.70%	10.65%
2003	272,255	14.08	3,834,427	0.60%	1.70%	15.62%
2002	173,565	12.18	2,114,158	0.60%	1.58%	-5.74%
2001	97,733	12.92	1,262,913	0.60%	1.56%	-0.35%

B-42	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
The Guardian Stock Fund(6)
2005	158,829	$6.61	$1,050,011	—	1.18%	4.30%
2004	156,202	6.34	990,102	—	1.84%	6.00%
2003	113,938	5.98	681,302	—	0.99%	21.45%
2002	81,445	4.92	401,004	—	0.88%	-20.87%
2001	27,842	6.22	173,256	—	0.24%	-37.77%
The Guardian VC 500 Index Fund(6)
2005	94,506	$9.14	$864,080	—	1.60%	4.54%
2004	96,586	8.75	844,746	—	1.81%	10.59%
2003	74,588	7.91	589,885	—	2.16%	28.25%
2002	42,239	6.17	260,470	—	3.43%	-22.42%
2001	13,152	7.95	104,539	—	1.27%	-20.52%
The Guardian VC Asset Allocation Fund(6)
2005	6,248	$10.63	$66,393	—	0.73%	4.36%
2004	4,875	10.18	49,640	—	1.34%	10.31%
2003	3,507	9.23	32,379	—	3.20%	27.70%
2002	3,277	7.23	23,690	—	2.80%	-19.88%
2001	1,919	9.02	17,317	—	0.85%	-9.76%
The Guardian VC High Yield Bond Fund(6)
2005	2,606	$13.20	$34,402	—	6.23%	3.30%
2004	2,756	12.78	35,220	—	6.93%	9.22%
2003	2,123	11.70	24,840	—	7.89%	17.95%
2002	551	9.92	5,461	—	8.57%	1.29%
2001	222	9.79	2,172	—	4.88%	-2.05%
Guardian VC Low Duration Bond Fund(5)
2005	141	$10.22	$1,440	—	4.80%	1.25%
2004	467	10.09	4,710	—	1.78%	0.91%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
Guardian UBS VC Large Cap Value Fund(5)
2005	1,373	$12.40	$17,030	—	1.69%	9.63%
2004	—	—	—	—	—	—
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
Guardian UBS VC Small Cap Value Fund(5)
2005	114	$12.06	$1,377	—	0.15%	4.22%
2004	3	11.57	35	—	0.67%	15.74%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
The Guardian Bond Fund, Inc.(6)
2005	10,416	$14.17	$147,649	—	3.98%	2.35%
2004	9,104	13.85	126,084	—	4.14%	4.21%
2003	6,251	13.29	83,068	—	3.86%	4.73%
2002	4,924	12.68	62,475	—	4.86%	9.43%
2001	1,031	11.59	11,956	—	6.44%	15.91%

STATEMENT OF ADDITIONAL INFORMATION	B-43

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
The Guardian Cash Fund, Inc.(6)
2005	18,491	$11.30	$209,000	—	2.78%	2.69%
2004	27,784	11.01	305,798	—	0.88%	0.85%
2003	25,483	10.91	278,111	—	0.71%	0.66%
2002	20,855	10.84	226,107	—	1.28%	1.25%
2001	11,902	10.71	127,444	—	3.60%	7.08%
Gabelli Capital Asset Fund(6)
2005	29,851	$14.15	$422,395	—	0.29%	2.03%
2004	33,300	13.87	461,813	—	0.36%	15.54%
2003	27,025	12.00	324,366	—	0.12%	35.46%
2002	19,130	8.86	169,506	—	0.32%	-14.31%
2001	4,818	10.34	49,822	—	0.63%	3.41%
Baillie Gifford International Growth Fund(6)
2005	46,179	$9.85	$455,023	—	1.56%	16.02%
2004	32,613	8.49	276,985	—	0.26%	16.72%
2003	30,833	7.28	224,347	—	1.58%	30.03%
2002	4,465	5.60	24,987	—	0.08%	-17.70%
2001	1,599	6.80	10,870	—	—	-32.00%
Baillie Gifford Emerging Markets Fund(6)
2005	7,509	$20.14	$151,225	—	1.11%	40.51%
2004	4,499	14.33	64,487	—	0.22%	23.56%
2003	3,079	11.60	35,724	—	0.88%	53.92%
2002	1,731	7.55	13,044	—	0.64%	-6.22%
2001	338	8.05	2,716	—	0.22%	-19.53%
The Guardian Small Cap Stock Fund(6)
2005	31,087	$11.65	$362,295	—	0.23%	0.16%
2004	25,078	11.64	291,786	—	—	15.17%
2003	19,011	10.10	192,060	—	—	43.44%
2002	20,836	7.04	146,742	—	—	-15.50%
2001	2,845	8.33	23,713	—	0.01%	-16.66%
Value Line Centurion Fund(6)
2005	10,151	$7.96	$80,829	—	—	9.13%
2004	9,073	7.30	66,207	—	—	11.52%
2003	7,685	6.54	50,283	—	—	19.49%
2002	6,438	5.49	35,256	—	—	-22.79%
2001	2,812	7.11	19,978	—	0.17%	-28.94%
Value Line Strategic Asset Management Trust(6)
2005	29,287	$10.61	$310,789	—	0.45%	9.08%
2004	29,341	9.73	285,436	—	0.34%	12.19%
2003	23,102	8.67	200,324	—	0.72%	16.53%
2002	16,792	7.44	124,956	—	1.35%	-12.53%
2001	5,590	8.51	47,556	—	3.12%	-14.93%
AIM V.I. Capital Appreciation Fund Series I(6)
2005	14,130	$7.15	$101,034	—	0.06%	8.84%
2004	23,613	6.57	155,132	—	—	6.63%
2003	19,309	6.16	118,972	—	—	29.52%
2002	16,088	4.76	76,534	—	—	-24.36%
2001	8,725	6.29	54,869	—	—	-37.11%

B-44	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AIM V.I. Utilities Fund Series I(5)(7)
2005	3,052	$8.50	$25,935	—	3.27%	16.83%
2004	4,625	7.27	33,636	—	3.05%	24.51%
2003	3,106	5.84	18,140	—	3.33%	19.03%
2002	2,128	4.90	10,443	—	4.94%	-25.61%
2001	178	6.59	1,174	—	2.05%	-34.11%
AIM V.I. Premier Equity Fund Series I(6)
2005	25,523	$7.18	$183,227	—	0.84%	5.65%
2004	24,858	6.79	168,902	—	0.48%	5.77%
2003	21,806	6.42	140,079	—	0.30%	25.08%
2002	15,030	5.14	77,190	—	0.40%	-30.26%
2001	6,493	7.36	47,812	—	0.14%	-26.36%
AllianceBernstein Growth & Income Portfolio Class B(4)
2005	2,687	$11.78	$31,642	—	1.26%	4.60%
2004	183	11.26	2,056	—	0.72%	11.22%
2003	631	10.12	6,387	—	0.52%	32.18%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
AllianceBernstein Large Cap Growth Portfolio Class B(4) (formerly AllianceBernstein Premier Growth Portfolio Class B)
2005	192	$12.13	$2,326	—	—	14.84%
2004	120	10.56	1,268	—	—	8.35%
2003	19	9.75	189	—	—	23.37%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B(4) (formerly AllianceBernstein Technology Portfolio Class B)
2005	262	$10.71	$2,808	—	—	3.65%
2004	215	10.34	2,219	—	—	5.09%
2003	225	9.84	2,211	—	—	43.79%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
AllianceBersntein Value Portfolio Class B(4)
2005	1,251	$13.03	$16,298	—	1.15%	5.48%
2004	859	12.35	10,604	—	0.84%	13.37%
2003	560	10.89	6,104	—	0.73%	28.46%
2002	15	8.33	125	—	—	-16.71%
2001	—	—	—	—	—	—
Davis Financial Portfolio(6)
2005	5,042	$13.91	$70,114	—	0.55%	8.38%
2004	4,164	12.83	53,428	—	0.40%	10.32%
2003	3,220	11.63	37,453	—	0.41%	32.15%
2002	2,044	8.80	17,993	—	0.38%	-16.84%
2001	604	10.58	6,394	—	0.05%	5.84%

STATEMENT OF ADDITIONAL INFORMATION	B-45

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Davis Real Estate Portfolio(6)
2005	4,984	$25.19	$125,566	—	3.40%	13.14%
2004	3,450	22.27	76,819	—	3.32%	33.35%
2003	3,130	16.70	52,267	—	4.95%	36.79%
2002	2,268	12.21	27,692	—	4.94%	5.89%
2001	631	11.53	7,275	—	1.83%	15.28%
1998	—	—	—	—	—	—
Davis Value Portfolio(6)
2005	28,188	$11.98	$337,818	—	1.02%	9.44%
2004	26,679	10.95	292,139	—	0.95%	12.33%
2003	19,347	9.75	188,594	—	0.87%	29.76%
2002	12,919	7.51	97,059	—	1.12%	-16.26%
2001	3,708	8.97	33,268	—	0.19%	-10.29%
2001	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2(6)
2005	35,239	$12.79	$450,607	—	0.11%	16.65%
2004	28,593	10.96	313,449	—	0.18%	15.16%
2003	19,630	9.52	186,863	—	0.25%	28.20%
2002	13,897	7.42	103,196	—	0.33%	-9.62%
2001	3,750	8.21	30,808	—	—	-17.85%
Fidelity VIP Equity-Income Portfolio Service Class 2(6)
2005	18,187	$12.83	$233,384	—	1.59%	5.57%
2004	22,440	12.16	272,772	—	1.28%	11.23%
2003	17,636	10.93	192,719	—	1.30%	30.03%
2002	13,054	8.40	109,709	—	0.97%	-17.15%
2001	5,096	10.14	51,692	—	—	1.44%
Fidelity VIP Growth Opportunities Portfolio Service Class 2(6)
2005	7,948	$8.56	$68,038	—	0.60%	8.82%
2004	6,699	7.87	52,769	—	0.29%	6.75%
2003	5,194	7.37	38,276	—	0.31%	29.40%
2002	2,706	5.70	15,411	—	0.38%	-21.99%
2001	763	7.30	5,569	—	—	-26.99%
Fidelity VIP Mid Cap Portfolio Service Class 2(6)
2005	24,639	$19.45	$479,269	—	—	18.02%
2004	21,363	16.48	352,119	—	—	24.66%
2003	16,975	13.22	224,446	—	0.18%	38.25%
2002	10,276	9.56	98,284	—	0.42%	-10.02%
2001	2,165	10.63	23,017	—	—	6.30%
Janus Aspen Mid Cap Growth Portfolio Service Shares(6)
2005	22,367	$10.84	$242,542	—	—	12.03%
2004	26,903	9.68	260,407	—	—	20.48%
2003	21,160	8.03	170,006	—	—	34.76%
2002	17,863	5.96	106,496	—	—	-28.12%
2001	8,349	8.29	69,248	—	—	-17.06%

B-46	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Janus Aspen Forty Portfolio Service Shares(6) (formerly Janus Aspen Capital Appreciation Portfolio Service Shares)
2005	13,887	$12.18	$169,087	—	0.01%	12.56%
2004	12,761	10.82	138,047	—	0.03%	17.97%
2003	10,333	9.17	94,750	—	0.26%	20.23%
2002	5,717	7.63	43,604	—	0.40%	-15.93%
2001	2,021	9.07	18,335	—	0.34%	-9.28%
Janus Aspen Large Cap Growth Portfolio Service Shares(6) (formerly Janus Aspen Growth Portfolio Service Shares)
2005	24,611	$9.12	$224,451	—	0.13%	4.01%
2004	23,037	8.77	201,985	—	—	4.20%
2003	19,181	8.41	161,399	—	—	31.49%
2002	12,836	6.40	82,137	—	—	-26.72%
2001	4,087	8.73	35,692	—	—	-12.67%
Janus Aspen Worldwide Growth Portfolio Service Shares(6)
2005	31,230	$9.29	$290,273	—	1.27%	5.57%
2004	27,321	8.80	240,548	—	0.96%	4.53%
2003	22,828	8.42	192,285	—	0.84%	23.68%
2002	18,043	6.81	122,878	—	0.74%	-25.71%
2001	6,702	9.17	61,438	—	0.08%	-8.33%
MFS Emerging Growth Series Initial Class(6)
2005	24,876	$5.82	$144,853	—	—	9.19%
2004	30,428	5.33	162,268	—	—	12.96%
2003	24,782	4.72	117,000	—	—	30.23%
2002	16,599	3.63	60,177	—	—	-33.76%
2001	7,306	5.47	39,985	—	—	-45.27%
MFS Investors Trust Series Initial Class(6)
2005	6,493	$9.48	$61,579	—	0.55%	7.31%
2004	6,055	8.84	53,510	—	0.61%	11.36%
2003	4,492	7.94	35,648	—	0.61%	22.15%
2002	3,037	6.50	19,734	—	0.55%	-20.96%
2001	912	8.22	7,497	—	0.48%	-17.79%
MFS New Discovery Series Initial Class(6)
2005	14,712	$9.10	$133,857	—	—	5.25%
2004	13,387	8.64	115,732	—	—	6.52%
2003	11,520	8.12	93,491	—	—	33.72%
2002	9,464	6.07	57,440	—	—	-31.63%
2001	3,296	8.88	29,264	—	—	-11.23%
MFS Research Series Initial Class(6)
2005	12,309	$8.18	$100,752	—	0.48%	7.80%
2004	10,147	7.59	77,044	—	1.08%	15.85%
2003	8,311	6.55	54,471	—	0.65%	24.71%
2002	5,957	5.26	31,309	—	0.38%	-24.54%
2001	3,021	6.96	21,036	—	—	-30.36%
MFS Total Return Series Initial Class(6)
2005	32,164	$14.09	$453,140	—	1.95%	2.82%
2004	28,099	13.70	385,014	—	1.70%	11.32%
2003	21,346	12.31	262,749	—	1.70%	16.32%
2002	13,601	10.58	143,917	—	1.58%	-5.17%
2001	2,617	11.16	29,201	—	1.56%	11.58%

STATEMENT OF ADDITIONAL INFORMATION	B-47

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

(1)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(3)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized for a product designed in the initial year units are purchased. The average net asset is calculated based on month ending net assets balance of last thirteen months for 2005 and 2004. For 2003, the average net asset is calculated based on mortality and expense charges divided by annual rate of mortality and expense risk.
(4)	Portfolio commenced operations on May 1, 2002.
(5)	Portfolio commenced operations on May 1, 2004.
(6)	Portfolio commenced operations on March 16, 2001.
(7)	The AIM VI Utilities fund was merged into the INVESCO VIF-Utilities Fund on April 30, 2004.

B-48	STATEMENT OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account K

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian VC 500 Index, Guardian VC Asset Allocation, Guardian VC High Yield Bond, Guardian VC Low Duration Bond, Guardian UBS VC Large Cap Value, Guardian UBS VC Small Cap Value, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International Growth, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, AIM V.I. Capital Appreciation Series I, AIM V.I. Utilities Series I, AIM V.I. Premier Equity Series I, AllianceBernstein Growth & Income Class B, AllianceBernstein Large Cap Growth Class B, AllianceBernstein Global Technology Class B, AllianceBernstein Value Class B, American Century VP International Class 1, American Century VP Value Class 1, Davis Financial, Davis Real Estate, Davis Value, Fidelity VIP Contrafund Initial Class, Fidelity VIP Equity-Income Initial Class, Fidelity VIP Growth Opportunities Initial Class, Fidelity VIP High Income Initial Class, Fidelity VIP Index 500 Initial Class, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Mid Cap Service Class 2, Janus Aspen Mid Cap Growth Institutional Shares, Janus Aspen Forty Institutional Shares, Janus Aspen Large Cap Growth Institutional Shares, Janus Aspen Worldwide Growth Institutional Shares, Janus Aspen Mid Cap Growth Service Shares, Janus Aspen Forty Service Shares, Janus Aspen Large Cap Growth Service Shares, Janus Aspen Worldwide Growth Service Shares, MFS Research Bond Initial Class, MFS Emerging Growth Initial Class, MFS Investors Trust Initial Class, MFS New Discovery Initial Class, MFS Research Initial Class, MFS Total Return Initial Class investment divisions (constituting The Guardian Separate Account K) at December 31,2005, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2005 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 23, 2006

New York, New York

STATEMENT OF ADDITIONAL INFORMATION	B-49

THE GUARDIAN INSURANCE

& ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2005	2004
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $2,050 million; $2,053 million, respectively)	$ 2,037	$ 2,096
Affiliated mutual funds, available for sale, at fair value (cost $0 million; $13 million, respectively)	—	20
Trading securities, held for trading, at fair value (cost $34 million; $77 million, respectively)	38	77
Preferred stock, available for sale, at fair value (amortized cost $7 million; $8 million, respectively)	7	8
Policy loans	84	84
Cash and cash equivalents	303	137
Other invested assets	1	3

Total invested assets	2,470	2,425

Deferred policy acquisition costs	360	329
Investment income due and accrued	33	31
Other assets	54	56
Federal income taxes recoverable	—	16
Accounts receivable	24	38
Separate account assets	7,354	7,503

Total assets	$ 10,295	$ 10,398

Liabilities:
Future policy benefits and other policyholder liabilities	$ 2,247	$ 2,169
Due to parent and affiliated mutual funds	24	39
Federal income taxes payable	4	—
Deferred federal income taxes, net	71	78
Accrued expenses and other liabilities	125	121
Separate account liabilities	7,354	7,503

Total liabilities	9,825	9,910

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	182	182
Retained earnings	296	290
Accumulated other comprehensive (loss) income, net of deferred taxes	(10)	14

Total stockholder’s equity	470	488

Total liabilities and stockholder’s equity	$ 10,295	$ 10,398

See notes to consolidated financial statements.

B-50	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2005	2004	2003
	(In millions)
Revenues:
Premiums	$8	$10	$11
Net investment income	104	96	85
Net realized gains on investments	5	3	3
Administrative service fees	233	220	204
Other (expense) income	(21)	(18)	(14)

Total revenues	329	311	289

Benefits and expenses:
Policyholder benefits	73	59	67
Amortization of deferred policy acquisition costs	83	86	78
Amortization of deferred software costs	—	1	1
Other operating costs and expenses	173	163	153

Total benefits and expenses	329	309	299

Income (loss) before income taxes and cumulative effect of a change in accounting principles	—	2	(10)

Federal income taxes:
Current benefit	(10)	(4)	(14)
Deferred expense (benefit)	4	(6)	—

Total federal income taxes	(6)	(10)	(14)

Income before cumulative effect of a change in accounting principles	6	12	4

Cumulative effect of a change in accounting principles, net of tax	—	(2)	—

Net income	6	10	4

Other comprehensive (loss) income, net of tax:
Change in unrealized investment (losses) gains, net of tax	(24)	(10)	12

Comprehensive (loss) income	$(18)	$—	$16

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-51

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
	2005	2004	2003
	(In millions)
Common stock at par value, beginning of year	$2	$2	$2

Common stock at par value, end of year	2	2	2

Capital in excess of par value, beginning of year	182	182	162
Capital contribution	—	—	20

Capital in excess of par value, end of year	182	182	182

Retained earnings, beginning of year	290	280	276
Net income	6	10	4

Retained earnings, end of year	296	290	280

Accumulated other comprehensive income, net of deferred taxes, beginning of year	14	24	12
Change in unrealized investment (losses) gains, net of deferred taxes	(24)	(10)	12

Accumulated other comprehensive (loss) income, net of deferred taxes, end of year	(10)	14	24

Total stockholder’s equity, end of year	$470	$488	$488

See notes to consolidated financial statements.

B-52	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2005	2004	2003
	(In millions)
Operating activities:
Net income	$6	$10	$4
Adjustments to reconcile net income to net cash used in operating activities:
Net realized gains on investments	(5)	(3)	(3)
Changes in
Trading securities	56	—	—
Cumulative effect of a change in accounting principles, net of tax	—	2	—
Deferred policy acquisition costs	(31)	(8)	(1)
Deferred software costs	—	1	1
Investment income due and accrued	(2)	(2)	(9)
Other assets	4	43	(50)
Federal income taxes payable (recoverable), net	20	(4)	25
Accounts receivable	14	(18)	2
Separate accounts, net	57	63	(5)
Future policy benefits and policyholder liabilities	49	96	60
Due to parent and affiliated mutual funds	(15)	3	(12)
Deferred federal income taxes, net	(7)	(13)	6
Accrued expenses and other liabilities	4	(39)	58
Other	2	(4)	3

Net cash provided by operating activities	152	127	79

Investment activities:
Proceeds from investments sold or matured Bonds	447	394	175
Investments purchased Bonds	(469)	(709)	(764)
Affiliated mutual funds	—	(8)	(2)
Preferred stocks	—	(7)	—
Other items, net	(2)	(5)	(4)

Net cash provided by (used in) investing activities	(24)	(335)	(595)

Financing activities:
Additions to policyholder contract deposits	229	261	838
Withdrawals from policyholder contract deposits	(191)	(211)	(168)
Capital contribution	—	—	20
Other items	—	—	13

Net cash provided by financing activities	38	50	703

Net increase (decrease) in cash	166	(158)	187
Cash and cash equivalents, at beginning of year	137	295	108

Cash and cash equivalents, at end of year	$303	$137	$295

Supplemental disclosure:
Federal income taxes (recovered) paid	$(23)	$1	$(38)

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-53

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (PAS) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (GIS).

GIS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934 and is a registered investment adviser under the Investment Adviser’s Act of 1940. GIS is the distributor and underwriter for GIAC’s variable products, and is the investment adviser to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an interest in a company—Guardian Baillie Gifford Ltd. (GBG)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment adviser for the Baillie Gifford International Growth Fund (BGIGF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Growth Fund (GBGIGF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

Pursuant to agreement with the New York State Insurance Department, the Company has an Annuitant Mortality Fluctuation Fund (AMFF), a contingency fund, which seeks to insure the reserves held for contracts in the payout period will be adequate. The Company maintained assets in each of its separate accounts for the mortality risk associated with contracts and is invested in either the Guardian Cash Fund or Guardian Stock Fund subdivision of each separate account. The New York State Insurance Department has granted the Company permission to terminate the Annuity Mortality Fluctuation Fund as of June 30, 2005. The AMFF balance was redeemed from the various separate accounts and transferred to the general account of the Company and was invested in bonds.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its majority-owned subsidiaries. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

B-54	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and assumptions. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income”. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains on investments”.

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative Financial Instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, put contracts and swaps. Foreign currency forwards, swaps and put contracts are reported at fair market value in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets. Changes in fair value are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and highly liquid debt instruments with a maturity of three months or less when purchased.

Other invested assets consist primarily of mortgage loans, and amounts due from brokers for unsettled sales. The mortgage loans are stated at amortized cost.

Net realized gains on investments

Net realized gains on investments are computed using the specific identification method. Costs of bonds and affiliated mutual funds are adjusted for impairments considered other-than-temporary and such losses on investments are included in “Net realized gains on investments.” Allowances for losses on mortgage loans are netted against asset categories to which they apply and provisions for losses on investments are included in “Net realized gains on investments.” Changes in the fair value of trading securities are included in “Net realized gains on investments.” Changes in the fair value of derivatives are included in “Net realized gains on investments.”

Deferred policy acquisition costs

Costs associated primarily with new insurance business that are deferred, to the extent such costs are deemed recoverable from future profits, are recorded as deferred policy acquisitions costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

STATEMENT OF ADDITIONAL INFORMATION	B-55

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts or thirty years, using a reversion to the mean approach of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on actual results and anticipated future experience, updated at the end of each accounting period. The average rate of assumed gross investment yield used in estimating expected gross profit was 6.56% to 7.00% at December 31, 2005. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised.

For life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables from custodians.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Separate account assets and liabilities are reported at estimated fair value, and represent policyholder funds maintained in accounts having specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts are reflected in separate account liabilities.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 5, “Policyholders’ Liabilities”.

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based

B-56	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

upon net deposits to the contract, or the highest historical account value on a contract anniversary. In 2005, the Company introduced additional annuity contracts that provide the holder with a guaranteed minimum withdrawal benefit (GMWB) prior to the annuitization date; the holder may take withdrawals up to a Guaranteed Withdrawal Amount (GWA) until the Guaranteed Withdrawal Benefit (GWB) is depleted, even if the Accumulation Value of the Basic Contract reduces to zero. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than what accumulated policyholder account balances would support. At December 31, 2005 and 2004, the Company maintained reserves of $5 million and $4 million, respectively representing the Company’s estimate of the extent to which guaranteed minimum benefits exceed the accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates, and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Federal income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (STAT) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums, advances to agent balances and interest maintenance reserve) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) deferred federal income taxes are provided for temporary differences between tax and book assets and liabilities as they are under GAAP except for deferred tax assets, which are admitted assets only if they are recoverable within one year. Non-admitted deferred tax assets are recorded in surplus. Changes in deferred tax balances are recorded in surplus. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 8.

Recent Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board (FASB) issued Interpretation (FIN) No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (VIEs), should be consolidated in a company’s financial statements. A VIE is an entity that has one or more of the following characteristics (1) equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns), (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE, or (3) the equity

STATEMENT OF ADDITIONAL INFORMATION	B-57

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

investors have voting rights that are not proportionate to their economic interest, and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. For a nonpublic entity, FIN 46(R) is effective January 1, 2004 for VIEs created after December 31, 2003 and January 1, 2005 for VIEs created before December 31, 2003. The adoption of FIN 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 03-01, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC has developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” and the need for interpretative guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements; and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of SOP 03-1 are as follows:

•	Establishing an additional liability for a variety of contracts and contract features, including guaranteed minimum death benefits (GMDB) and similar mortality benefits, annuitization benefits features, and no lapse guarantee features contained in variable and interest sensitive policies;

•	Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

•	Reporting and measuring the Company’s interest in its separate accounts as general account assets based on the insurer’s proportionate beneficial interest in the separate account’s underlying assets; and

•	Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs (DAC).

The provisions of SOP 03-1 were effective for fiscal years beginning after December 15, 2003, and as such the Company adopted the SOP effective January 1, 2004. The effect of initially adopting this SOP was a charge of $2 million, net of taxes, reported as a “Cumulative effect of a change in accounting principles, net of taxes”, in the Consolidated Statements of Income and Comprehensive Income.

Upon adoption of SOP 03-1, the Company reclassified $238 million of separate account assets to the general account resulting in a $163 million increase in Bonds, available for sale and a $61 million increase in trading securities, a $11 million increase in cash and cash equivalents, a $1 million increase in preferred stock as well as a $2 million increase in investment income due and accrued. Similarly, upon adoption, $175 million of separate account liabilities were reclassified resulting in a $174 million increase in Life and Annuity Reserves and a $1 million increase in other liabilities.

In March 2004, the Emerging Issues Task Force (EITF) of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In November 2005, the FASB issued Nos. FAS 115-1 and FAS 124-1, effective for reporting periods beginning after December 15, 2005, which nullifies a substantial portion of EITF 03-1. In addition, the FSP addresses the determination as to when an investment is considered impaired, whether the impairment is other than temporary and the measurement of an impairment loss. The adoption of FAS FSP Nos. 115-1 and FAS 124-1 is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

The FASB issued guidance during June 2005 on accounting for embedded options in certain debt instruments under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The guidance is contained in Derivatives

B-58	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Implementation Group (DIG) Issue B38, “Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option” (Issue B38) and DIG Issue B39, “Application of Paragraph 13 (b) to Call Options That Are Exercisable Only by the Debtor” (Issue B39). Issue B38 states that prepayment options meet the net settlement criterion and therefore could qualify as an embedded derivative that would require bifurcation from the host debt instrument, such as of prepayment options in conventional commercial mortgages. Issue B39 states that a common prepayment option that is controlled by the debtor should be considered clearly and closely related to the debt host contract and therefore, should not be bifurcated. The guidance is effective for the first fiscal quarter beginning after December 15, 2005. Adoption of this guidance is not expected to have a material effect on the Company’s financial statements.

During May 2005 the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement requires retrospective application of changes in accounting principle to prior period financial statements unless it is impracticable to determine either the period specific effects or the cumulative effect of the change. The guidance is effective for fiscal years beginning after December 15, 2005 and will be adopted by the Company in 2006.

In September 2005, AcSEC of the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company’s consolidated financial position and results of operations.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock and affiliated mutual funds as of December 31:

	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2005		Gains	(Losses)
	(In millions)
U.S. Government	$5	$—	$—	$5
All other Government	33	—	—	33
Political subdivisions	9	—	—	9
Special revenue	30	—	—	30
Public utilities	352	5	(4)	353
Industrial and miscellaneous	1,621	12	(26)	1,607

Total Bonds	$2,050	$17	$(30)	$2,037

Preferred Stocks	7	—	—	7

Total Preferred Stocks	$7	$—	$—	$7

STATEMENT OF ADDITIONAL INFORMATION	B-59

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2004		Gains	(Losses)
		(In millions)
U.S. Government	$6	$—	$—	$6
All other Government	28	1	—	29
States, Territories	12	—	—	12
Political subdivisions	8	—	—	8
Special revenue	44	—	—	44
Public utilities	166	3	—	169
Industrial and miscellaneous	1,789	45	(6)	1,828

Total Bonds	$2,053	$49	$(6)	$2,096

Preferred Stocks	8	—	—	8

Total Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	13	7	—	20

Total Affiliated Mutual Funds*	$13	$7	$—	$20

* Cost basis

The amortized cost and estimated fair value of bonds as of December 31, 2005 by contractual maturity is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$340	$340
Due after one year through five years	1,185	1,176
Due after five years through ten years	334	330
Due after ten years	46	47
Sinking fund bonds, mortgage backed securities and asset backed securities	145	144

Total	$2,050	$2,037

Proceeds from sales and maturities of investments in bonds amounted to $447 million, $394 million and $175 million in 2005, 2004 and 2003, respectively. Gross gains of $ 6 million, $4 million and $2 million and gross losses of $ 3 million, $1 million and $1 million were realized on sales and prepayments of bonds in 2005, 2004 and 2003, respectively.

There were no sales of preferred stocks in 2005 and 2004.

There were no sales of affiliated mutual funds in 2005, 2004 or 2003.

As of December 31, 2005, affiliated mutual funds reported as available for sale of $20 million in 2004, is now classified as Trading Securities.

B-60	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2005 and 2004, are as follows:

December 31, 2005	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	11	—	27	—
Political Subdivisions	—	—	10	—	10	—
Special Revenue	10	—	18	—	28	—
Public Utilities	185	(3)	46	(1)	231	(4)
Industrial and Miscellaneous	945	(17)	242	(9)	1,187	(26)

Total Bonds	$1,156	$(20)	$330	$(10)	$1,486	$(30)
Preferred Stocks	5	—	—	—	5	—

Total Preferred Stocks	$5	$—	$—	$—	$5	$—

Total Temporarily Impaired Securities	$1,161	$(20)	$330	$(10)	$1,491	$(30)

December 31, 2004	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$2	$—	$—	$—	$2	$—
All Other Government	8	—	—	—	8	—
States, Territories	7	—	5	—	12	—
Political Subdivisions	—	—	8	—	8	—
Special Revenue	28	—	2	—	30	—
Public Utilities	39	—	1	—	40	—
Industrial and Miscellaneous	563	(4)	37	(2)	600	(6)

Total Bonds	$647	$(4)	$53	$(2)	$700	$(6)
Preferred Stocks	5	—	—	—	5	—

Total Preferred Stocks	$5	$—	$—	$—	$5	$—

Total Temporarily Impaired Securities	$652	$(4)	$53	$(2)	$705	$(6)

The Company’s investment portfolio includes individual securities which are in an unrealized loss position and have not been recognized as other than temporary impairments. There were 133 securities in an unrealized loss position for greater than 12 months with a book value of $340 million and a fair value of $330 million as of December 31, 2005. There were twenty nine securities in an unrealized loss position for greater than 12 months with a book value of $55 million and a fair value of $53 million as of December 31, 2004.

In reaching the conclusion that these impairments are not other-than temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

Special Deposits

Assets of $4 million at December 31, 2005 and 2004 were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

STATEMENT OF ADDITIONAL INFORMATION	B-61

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $28 million and $38 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2005 and 2004, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2005	2004	2003
	(In millions)
Bonds	$94	$87	$78
Affiliated mutual funds	4	5	1
Policy loans	4	4	5
Cash equivalents and short term investments	4	2	3

Gross investment income	106	98	87
Less: Investment expenses	(2)	(2)	(2)

Net investment income	$104	$96	$85

Net realized gains on investments for the years ended December 31 were from the following sources:

	2005	2004	2003
	(In millions)
Bonds	$1	$2	$1
Trading Securities	4	1	2

Net realized gains on investments	$5	$3	$3

During 2005, the Company recorded losses for investments that have experienced a decline in value considered to be other than temporary in the amount of $1 million. No such losses were recorded in 2004 and 2003.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. In 2005, the Company began hedging its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures as of December 31, 2005 of $5 million. For the years ended December 31, 2005, net realized capital gains included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges, the net effect was a gain of $0.04 million.

Accumulated Other Comprehensive (Loss) Income

Accumulated other comprehensive (loss) income consists of net unrealized investment gains (losses) on securities available for sale. Changes in this amount include reclassification adjustments to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been a component of “Other comprehensive income” in earlier periods.

B-62	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2002	$40	$(21)	$(7)	$12
Net unrealized investments gains (losses) on investments arising during period	31	—	(11)	20
Reclassification adjustments for (gains) losses included in net income	1	—	—	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(14)	5	(9)

Balance, December 31, 2003	72	(35)	(13)	24
Net unrealized investments gains (losses) on investments arising during period	(44)	—	15	(29)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	13	(4)	9

Balance, December 31, 2004	43	(22)	(7)	14
Net unrealized investments gains (losses) on investments arising during period	(76)	—	26	(50)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	25	(9)	16

Balance, December 31, 2005	$(18)	$3	$5	$(10)

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (DAC) as of and for the years ended December 31 are as follows:

	2005	2004	2003
	(In millions)
Balance, beginning of year	$329	$321	$320
Capitalization of deferrable expenses	60	55	94
Amortization	(83)	(90)	(108)
Change in unrealized investment gains (losses), net	25	13	(14)
Interest on DAC	29	30	29

Balance, end of year	$360	$329	$321

There were no changes in 2005.

During 2004, the Company recorded $11million of additional annuitizations reflecting lower estimates due to increased level of amortization of deferred annuity contracts.

During 2003, the Company recorded $22 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products primarily due to increased long term lapse rate assumptions.

STATEMENT OF ADDITIONAL INFORMATION	B-63

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

5.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2005	2004
	(In millions)
Future Policy Benefits
Life insurance	$1	$3
Annuities	373	285

Future policy benefits	374	288

Policyholders’ Account Balances
Individual annuities	1,511	1,514
Group annuities	259	261
Variable life	103	106

Policyholders’ account balances	1,873	1,881

Total future policy benefits and policyholders’ account balances	$2,247	$2,169

Separate account liabilities
Individual annuities	4,372	4,493
Group annuities	2,430	2,468
Variable life	552	542

Total separate account liabilities	$7,354	$7,503

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Life insurance	Based on Company’s experience, established at issue	4.00%	Present value of future benefit payments and related expenses, less the present value of future net premiums
Individual and immediate annuities	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2005 and 2004.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 5.15%	Declining to zero over 4 to 7 years.
Group annuities	2.50% to 5.40%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

B-64	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guarantees. For guarantees of amounts in the event of death or income benefit, the net amount at risk is defined as the current GMDB or GMIB in excess of the current account balance at the Consolidated Balance Sheet date. For guarantees of withdrawal benefits, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance at the Consolidated Balance Sheet date.

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2005 and 2004 for GMDB’s (In millions):

	In the Event of Death
	2005	2004
Account Value	$5,282	$5,517
Net amount at risk	$272	$417
Average attained age of contractholders	61	61

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying consolidated Balance Sheet (In millions):

	2005	2004
Balance at January 1	$4	$9
Incurred guarantee benefits	4	(1)
Paid guarantee benefits	(3)	(4)

Balance at December 31	$5	$4

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The GMIB liability, determined by estimating the cumulated value of a percentage of the total assessments to date, was $0.4 million at December 31, 2005. Changes in the GMDB and GMIB liabilities is recorded in policyholder benefits in the Company’s Consolidated Statements of Income and Comprehensive Income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005:

•	Data used was based on 100 stochastically generated investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.25%.

•	Volatility assumption was 14.00% standard duration.

•	Mortality was assumed to be 90% of the Annuity 2000 table.

•	The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate. The Company used 6.5% interest rate and a 2000a mortality table with a 50/50 male/female blend using the pivot age of 65 for the present value calculations.

•	Discount rate was 5%.

STATEMENT OF ADDITIONAL INFORMATION	B-65

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

The aggregate fair value of assets, (including the general and separate account fund options), held by variable annuity products that are subject to GMDB benefits and guarantees at December 31, 2005 and 2004 were $5,972 million and $5,498 million.

The Company issues certain variable annuity contract with GMWB features that guarantee a withdrawal benefit up to a Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Benefit is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133 which is reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder liabilities. Changes in the fair value of the embedded derivative are recorded in “Net realized gains on investments.” The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2005, annuities with the GMWB rider have an account value of $68 million and a GWB of $67 million.

6.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2005	2004	2003
	(In millions)
Short-duration contracts:
Direct premiums	$1	$3	$5
Reinsurance ceded	(1)	(3)	(4)

Premiums	$—	$—	$1

	2005	2004	2003
	(In millions)
Long-duration contracts:
Direct premiums	$73	$79	$86
Reinsurance assumed	2	—	—
Reinsurance ceded	(65)	(69)	(77)

Premiums	$10	$10	$9

As of December 31, 2005 and 2004, reinsurance recoverables in the Company’s Consolidated Balance Sheets were $0.4 million and $5 million.

B-66	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

7.  FEDERAL INCOME TAXES

The Company and its wholly owned subsidiaries, PAS and GIS, are included in the consolidated federal income tax return with Guardian Life and with certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of filing of the consolidated return.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of income tax (benefit) for the years ended December 31 were as follows:

	2005	2004	2003
	(In millions)
Federal income tax (benefit):
Current tax	$(10)	$(4)	$(14)
Deferred tax	4	(6)	—

Total	$(6)	$(10)	$(14)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2005	2004	2003
	(In millions)

Expected taxes on pre-tax income (loss)	$1	$1	$(4)
Permanent adjustments:
Dividends received deduction	(8)	(11)	(12)
True-up of deferred tax on bonds	—	—	2
Other	1	—	—

Total income tax (benefit)	$(6)	$(10)	$(14)

STATEMENT OF ADDITIONAL INFORMATION	B-67

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2005	2004
	(In millions)
Deferred tax assets:
Separate account allowances	$28	$22
DAC Proxy	20	25
Investments	4	—
Other	3	—
Reserves	—	3

Gross deferred tax assets	55	50

Deferred tax liabilities:
DAC	126	122
Investments	—	4
Other	—	2

Gross deferred tax liabilities	126	128

Net deferred tax liability	$71	$78

The Company’s management has concluded that the gross deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2005, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

The Company’s Federal income tax returns are routinely examined by the Internal Revenue Service (“Service”) and provisions are made in the financial statements in anticipation of the results of these audits. The Service has completed all examinations of the consolidated federal income tax returns through 2002. There were no material effects on the Company’s consolidated results of operations as a result of these audits. Management believes that sufficient provisions have been made for potential adjustments.

8.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits using different actuarial and interest assumptions, limiting deferred taxes, and valuing securities on a different basis.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2005, the maximum amount of dividends the Company could pay The Guardian in 2006 without prior approval from the state insurance regulatory authorities is $24 million.

B-68	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

The following reconciles the consolidated GAAP net income of the Company to statutory net income as reported to the regulatory authorities for the year ended:

	2005	2004	2003
	(In millions)
Consolidated GAAP net income	$6	$10	$4
Adjustments to reconcile to statutory basis:
Statutory net (income) loss of subsidiaries	(3)	(2)	2
Change in deferred policy acquisition costs	(5)	5	(16)
Re-estimation of future policy benefits	15	2	(2)
Reinsurance	4	4	(4)
Deferred federal income tax benefit	4	(6)	(1)
Amortization of interest maintenance reserve	—	—	(1)
Transfer to interest maintenance reserve	—	(1)	(1)
Cumulative effect of a change in accounting principles, net of tax	—	2	—
Other, net	—	—	6

Statutory net income (loss)	$21	$14	$(13)

The following reconciles the consolidated GAAP stockholder’s equity of the Company to statutory capital and surplus as reported to the regulatory authorities as of December 31:

	2005	2004	2003
	(In millions)
Consolidated GAAP stockholder’s equity	$470	$488	$488
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	(360)	(329)	(321)
Deferred software costs	—	—	(1)
Asset valuation reserve	(20)	(16)	(12)
Re-estimation of future policy benefits	(29)	(40)	(47)
Establishment of deferred income tax liability, net	71	78	91
Unrealized losses (gains) on investments	18	(43)	(72)
Separate account allowances	61	57	60
Other liabilities	28	24	25
Deferred premiums	1	2	2
Other, net	4	10	9

Statutory capital and surplus	$244	$231	$222

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

Bonds, Preferred Stocks and Affiliated Mutual Funds

For bonds, preferred stocks and affiliated mutual funds other than private placements, estimated fair value is based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

STATEMENT OF ADDITIONAL INFORMATION	B-69

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Trading Securities

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in Net realized gain on investment in the Consolidated Statements of Income and Comprehensive Income.

Policy Loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Future Policy Benefits and Policyholders’ Account Balances

Future policy benefits estimated fair value are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. Carrying value approximates fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2005		2004
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial assets:
Bonds, available for sale	$2,037	$2,037	$2,096	$2,096
Affiliated mutual funds	—	—	20	20
Trading securities	38	38	77	77
Preferred stocks	7	7	8	8
Policy loans	84	84	84	84
Cash and cash equivalents	303	303	137	137
Separate account assets	7,354	7,354	7,503	7,503

Financial liabilities:
Future policy benefits	374	374	288	288
Policyholders’ account balances	9,227	9,227	9,384	9,384

10.  RELATED PARTY TRANSACTIONS

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $145 million in 2005, $140 million in 2004 and $138 million in 2003, and, in the opinion of management, were considered appropriate for the services rendered.

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with the Company, except for The BGIGF, The BGEMF, The GBGIGF, The GBGEMF, The Guardian UBS VC Large Cap Fund and The Guardian UBS VC Small Cap Stock Fund.

B-70	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

The separate account assets invested in affiliated mutual funds as of December 31 are as follows:

	2005	2004
	(In millions)
The Guardian Stock Fund	$1,035	$1,261
The Guardian VC 500 Index Fund	93	82
The Guardian VC Allocation Fund	27	27
The Guardian High Yield Bond Fund	32	32
The Guardian VC Low Duration Bond Fund	20	16
The Guardian Bond Fund	329	340
The Guardian Cash Fund	218	235
The Baillie Gifford International Growth Fund	211	190
The Baillie Gifford Emerging Markets Fund	123	74
The Guardian UBS VC Large Cap Fund	14	10
The Guardian UBS VC Small Cap Fund	15	12
The Guardian Small Cap Stock Fund	183	191
The Guardian Park Avenue Fund	165	210
The Guardian Park Avenue Small Cap Fund	55	70
The Guardian Asset Allocation Fund	28	34
The Guardian Baillie Gifford International Growth Fund	15	13
The Guardian Baillie Gifford Emerging Markets Fund	72	37
The Guardian Investment Quality Bond Fund	43	46
The Guardian High Yield Bond Fund	6	8
The Guardian Cash Management Fund	158	194

	$2,842	$3,082

The Company maintains investments in trading securities and affiliated mutual funds. These investments as of December 31 are as follows:

	2005	2004
	(In millions)
Trading Securities:
The Guardian Park Avenue Small Cap Fund	$3	$3
The Guardian Asset Allocation Fund	3	3
The Guardian Baillie Gifford International Growth Fund	2	2
The Guardian Baillie Gifford Emerging Markets Fund	3	2
The Guardian Investment Quality Bond Fund	2	2
The Guardian High Yield Bond Fund	2	2
The Guardian Cash Management Fund	2	2
The Guardian Small Cap Stock Fund	20	—
The Guardian Cash Fund	1	61

Trading Securities	38	77

Affiliated Mutual Funds:
The Guardian Small Cap Stock Fund	—	20

Affiliated Mutual Funds	—	20

Total Trading Securities and Affiliated Mutual Funds	$38	$97

STATEMENT OF ADDITIONAL INFORMATION	B-71

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

11.  CONTINGENCY

Since approximately September 2003, the financial services industry, including mutual fund, variable annuity, life insurance and distribution companies have been the subject of scrutiny by regulators, including the SEC, regarding late trading and market timing in connection with mutual funds and variable insurance contracts. By letter dated November 8, 2005 (the “SEC Letter”), the Company has been requested by the SEC to perform harm analyses resulting from late trading and market timing in certain variable annuity contracts and variable life policies sponsored by the Company. The Company is in the process of performing the requested analyses. Since both the harm analysis and our discussions with the SEC are in their early stages, we are not able at this time to state that an unfavorable outcome in a material amount to the Company is reasonably probable or to make a reasonable estimate of potential loss. We believe, however, that (i) the Company will be subject to a liability to make whole contract owners who have been harmed by mispriced transactions as a result of late trading, and (ii) it is more likely than not that in the event of an unfavorable outcome in the market timing matter, the SEC will require the Company to make restitution for harm caused by market timing referred to in the SEC Letter. While the outcome of this matter cannot be predicted with certainty, in the opinion of management any resulting liability is not likely to have a material adverse effect on the Company’s consolidated financial position.

B-72	STATEMENT OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.

March 6, 2006

STATEMENT OF ADDITIONAL INFORMATION	B-73

APPENDIX A

USES OF LIFE INSURANCE

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy’s cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family’s income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured’s income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured’s death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured’s death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured’s death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured’s lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person’s value, considering salary, benefits, and contribution to business profits. Upon the key person’s death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

B-74	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

USES OF LIFE INSURANCE

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner’s business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased’s business interest by the business, or surviving owners, from the deceased owner’s heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured’s death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive’s life to (1) informally fund the promised benefits and (2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section 72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.

APPENDICES	B-75

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)		Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account K.(1)
(b)		Custodian Agreements. Not applicable.
(c)		Distribution Agreements.(2)
(d)		Specimen of the Variable Whole Life Insurance Policy with Modified Scheduled Premiums.(2)
(e)		Form of Application for the Variable Whole Life Policy with Modified Scheduled Premiums.(2)
(f)(i)		Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
(ii)		Certificate of Amendment of Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(3)
(iii)		By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)		Reinsurance Agreements(5)
	(i)	#3002
(g)(i)(a)		Amendment to Reinsurance Agreement #3002 (Revision 3)
	(ii)	#3001
(g)(ii)(a)		Amendment to Reinsurance Agreement #3001 (Revisions 7 and 8)
(h)		Participation Agreements(5)
	(i)	Aim Variable Insurance Funds
	(ii)	Fidelity Variable Insurance Products Fund
	(iii)	Gabelli Capital Series Funds, LLP
	(iv)	Janus Aspen Series
	(v)	MFS Variable Insurance Trust
	(vi)	Alliance Variable Products Series Fund, Inc.
	(vii)	Value Line, Inc
	(viii)	American Century
(i)		Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
(j)		Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(1)
	(i)	Powers of Attorney for Armand M. de Palo and Dennis
J. Manning(3)
	(ii)	Powers of Attorney for Joseph A. Caruso and Gary B.
Lenderink(4)
(k)(i)		Opinion of Richard T. Potter, Jr., Esq.(1)
(l)		Opinion and Consent of actuarial officer
(m)		Calculation
(n)		Consent of PricewaterhouseCoopers LLP
(o)		No financial statements are omitted
(p)		Not applicable
(q)		Redeemability Exemption
(q)(a)		Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(2)
(q)(b)		Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(4)
(q)(c)		Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(7)
(q)(d)		Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on August 14, 2000 (file no. 333-43682).
(2)	Incorporated by reference to the Pre-Effective Amendment #1 to the Registration Statement on Form S-6 filed by the Registrant on December 13, 2000. (File No. 333-43682)
(3)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001. (File No. 333-43682)
(4)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by the Registrant on April 26, 2002. (File No. 333-43682)
(5)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on February 24, 2003. (File No. 333-43682)
(6)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 filed by the Registrant on April 30, 2003. (File No. 333-43682)
(7)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2004. (File No. 333-43682)

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Bruce C. Long	President & Director
Armand M. de Palo	Director
Dennis J. Manning	Chairman, Chief Executive Officer and Director
Gary B. Lenderink	Director
Robert E. Broatch	Director
Dennis S. Callahan	Director
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Michael Sakoulas	Senior Vice President & Chief Actuary
Frank L. Pepe	Senior Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Senior Vice President
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard Cumiskey	Senior Vice President and Chief Compliance Officer
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2006. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Life Insurance Agency, Inc.	Massachusetts	100%
Berkshire Life Insurance Agency of Ohio, Inc.	Ohio	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Guardian Reinsurance Services Corporation	Connecticut	100%
Managed Dental Care	California	100%
Private Healthcare Systems, Inc.	Delaware	25% of Class A 14.75% of Class B
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth Reinsurance Company	Arizona	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
First Commonwealth Health Services Corporation	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Innovative Underwriters of Hawaii, Inc.	Hawaii	100%
Hanover Acquisition LLC	Delaware	100%
The Guardian Tax-Exempt Fund	Massachusetts	87.21%
The Guardian Baillie Gifford International Growth Fund	Massachusetts	29.33%
The Guardian Investment Quality Bond Fund	Massachusetts	38.51%
The Guardian Asset Allocation Fund	Massachusetts	11.60%
Baillie Gifford International Fund	Maryland	11.75%
The Guardian Park Avenue Small Cap Fund	Massachusetts	24.13%
The Guardian Baillie Gifford Emerging Markets Fund	Massachusetts	36.42%
The Guardian High Yield Bond Fund	Massachusetts	81.54%
The Guardian Small Cap Stock Fund	Maryland	45.92%
The Guardian Low Duration Bond Fund	Massachusetts	71.04%
The Guardian VC Low Duration Bond Fund	Maryland	28.26%
The Guardian VC Asset Allocation Fund	Maryland	41.28%
The Guardian VC 500 Index Fund	Maryland	43.32%
The Guardian VC High Yield Bond Fund	Maryland	49.94%
The Guardian S&P 500 Index Fund	Massachusetts	12.07%
The Guardian Park Avenue Fund	Massachusetts	13.94%
The Guardian UBS Large Cap Value Fund	Massachusetts	89.81%
The Guardian UBS Small Cap Value Fund	Massachusetts	88.02%
The Guardian UBS VC Large Cap Value Fund	Maryland	76.68%
The Guardian UBS VC Small Cap Value Fund	Maryland	37.79%
The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 28, 2006:
Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
The Guardian Cash Fund, Inc.	Maryland	100%
The Guardian Bond Fund, Inc.	Maryland	100%
The Guardian Variable Contract Funds, Inc.	Maryland	100%
GIAC Funds, Inc.	Maryland	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance policies and variable annuity contracts and it is also the principal underwriter of shares of

The Guardian Bond Fund, Inc.;

The Guardian Stock Fund, Inc.;

The Guardian Cash Fund, Inc.;

The Guardian Variable Contract Funds, Inc., a series fund consisting of the following series: The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund and The Guardian VC 500 Index Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, and The Guardian VC Low Duration Bond Fund;

The Park Avenue Portfolio, a series trust consisting of the following series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian S&P 500 Index Fund, The Guardian Low Duration Bond Fund, The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund; and

GIAC Funds, Inc. a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Bruce C. Long	President & Managing Director
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
Dennis J. Manning	Manager
Robert E. Broatch	Manager
Dennis S. Callahan	Manager
Frank L. Pepe	Senior Vice President & Controller
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Senior Vice President
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Manager
Peggy L. Coppola	Senior Vice President
Richard T. Potter, Jr.	Senior Vice President and Counsel
Richard Cumiskey	Senior Vice President & Compliance Officer
William D. Ford	Vice President and National Accounts Director
Keith Roddy	Vice President and National Sales Director
Peter M. Quinn	Vice President, Retirement Sales

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account K, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 21st day of April, 2006.

THE GUARDIAN SEPARATE ACCOUNT K
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Bruce C. Long
Bruce C. Long
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Dennis J. Manning* Dennis J. Manning	Chairman, Chief Executive Officer and Director
(Principal Executive Officer)

/s/ Frank L. Pepe Frank L. Pepe	Senior Vice President and Controller
(Principal Accounting Officer)

/s/ Bruce C. Long Bruce C. Long	President and Director

/s/ Armand M. de Palo* Armand M. de Palo	Director

/s/ Joseph A. Caruso* Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director

/s/ Gary B. Lenderink* Gary B. Lenderink	Director

Robert E. Broatch	Director

Dennis S. Callahan	Director

*By:	/s/ Bruce C. Long	Date: April 21, 2006
Bruce C. Long
President

*	Pursuant to Power of Attorney

The Guardian Separate Account K

Exhibit Index

Exhibit Number	Description
(g)(i)(a)	Amendment to Reinsurance Agreement #3002 (Revision 3)

(g)(ii)(a)	Amendment to Reinsurance Agreement #3001 (Revisions 7 and 8)

(l)	Opinion and Consent of actuarial officer

(m)	Sample 5th year calculation

(n)	Consent of PricewaterhouseCoopers LLP

(q)(d)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon exchange of the Policy